TWENTIETH CENTURY INVESTORS, INC.

                     SUPPLEMENT TO EQUITY FUNDS PROSPECTUS

                        Supplement dated January 2, 1996

                         Prospectus dated March 1, 1995

--------------------------------------------------------------------------------

     The disclosure set forth below replaces the first paragraph on page 2 of the Equity Funds Prospectus:
     SELECT INVESTORS AND HERITAGE INVESTORS seek capital growth. The funds intend to pursue their investment objectives by investing primarily in common stocks of companies that are considered by management to have better-than-average prospects for appreciation. As a matter of fundamental policy, 80% of the assets of Select Investors and of Heritage Investors must be invested in securities of companies that have a record of paying dividends or have committed themselves to the payment of regular dividends, or otherwise produce income.

     The following paragraph replaces the first paragraph under the heading "Select Investors, Heritage Investors" on page 8 of the Equity Funds Prospectus:
     Securities of companies chosen for Select Investors and Heritage Investors are chosen primarily for their growth potential. Additionally, as a matter of fundamental policy, 80% of the assets of Select Investors and of Heritage Investors must be invested in securities of companies that have a record of paying dividends or have committed themselves to the payment of regular dividends or otherwise produce income. The remaining 20% of fund assets may be invested in any otherwise permissible securities that the manager believes will contribute to the funds' stated investment objectives. The income payments of equity securities chosen are only a secondary consideration; therefore, the income return that Select and Heritage provide may not be significant. Otherwise, Select and Heritage follow the same investment techniques described below for Growth, Ultra and Vista.

     The following paragraph replaces the third paragraph under the heading "Select Investors, Heritage Investors" on page 8 of the Equity Funds Prospectus:
     Because of its size, and because it invests primarily in securities that pay dividends or are committed to the payment of dividends, Select may be expected to be the least volatile of the common stock funds described in this prospectus.

     The following paragraph replaces the second paragraph under the heading "Giftrust Investors" on page 9 of the Equity Funds Prospectus:
     A Giftrust is a unique way to give a gift to a child or any individual. You cannot establish or make investments in a Giftrust for yourself or your spouse, nor can a Giftrust be established that designates anyone other than an individual (such as a corporation, partnership or other profit or nonprofit organization) as a beneficiary. To open a Giftrust account, call or write for a Giftrust information kit. The minimum initial investment in Giftrust is $500.

     The following paragraph is added immediately after the fourth paragraph under the heading "Giftrust Investors" on page 9 of the Equity Funds Prospectus:
     A $10 fee will be charged against each Giftrust account for which a tax return is filed. (See "A Tax Note About Giftrust," page 28.) Additionally, a $100 administrative fee will be charged against each maturing Giftrust account to help cover the costs incurred as a result of the Giftrust reaching maturity.

     The following paragraph is added immediately after the first paragraph under the heading "Twentieth Century Family of Funds" on page 15 of the Equity Funds Prospectus:
     The Twentieth Century family of mutual funds now also includes the 35 funds offered by The Benham Group as a result of the acquisition of Benham Management Corporation ("BMC"), investment manager of The Benham Group, by Twentieth Century Companies, Inc. The Benham Group offers several funds with investment objectives similar to the Twentieth Century funds, but with different fee structures. You may also wish to consider the funds of The Benham Group for your investment needs. For a prospectus and more information about those funds, please call 1-800-331-8331.

     The disclosure set forth below replaces the first two paragraphs under the heading "Reports to Shareholders" found on page 24 of the Equity Funds
Prospectus:
     At the end of each quarter, Twentieth Century will send you a consolidated statement that summarizes all of your Twentieth Century holdings. At the same time, you will also receive an individual statement for each Twentieth Century fund you own with complete year-to-date information on activity in your account. You may at any time also request a statement of your account activity be sent to you.
     With the exception of the automatic transactions noted below, each time you invest, redeem, transfer or convert shares, Twentieth Century will send you a confirmation of the transaction. Effective October 1, 1995, automatic monthly investment purchases and 403(b) purchases (other than transfers), and effective November 1, 1995, conversions made in a Convert-A-Month program, purchases made by direct deposit and transfers made in a Transfer-A-Month program, will no longer be confirmed immediately, but rather will be confirmed on your next consolidated quarterly statement. Please carefully review all information in your confirmation or consolidated statement relating to transactions to ensure that your instructions have been acted on properly. Please notify Twentieth Century in writing if there is an error. If you fail to provide notification of an error within 30 days of non-automatic transactions (or within 30 days of the date of your consolidated quarterly statement, in the case of the automatic transactions noted above) you will be deemed to have ratified the transaction.

     The disclosure set forth below replaces the second paragraph under the heading "A Tax Note About Giftrust" on page 28 of the Equity Funds Prospectus:
     The income of a Giftrust is exempt from federal income tax until it exceeds $100; the trustee of the Giftrust files federal income tax returns and pays the income tax out of the assets of the trust. A $10 fee will be charged against a Giftrust account in each year that the trustee files a tax return on behalf of the Giftrust. The distribution to the beneficiary at the maturity of the Giftrust may be subject to the throwback rules under the Internal Revenue Code. The throwback rules may create additional tax liability for a beneficiary who is age 21 or older at the time the Giftrust matures. More than one trust for the same beneficiary may be subject to the provisions of the Internal Revenue Code with respect to multiple trusts.

     The disclosure set forth below modifies the section "Management" beginning on page 28 of the Equity Funds Prospectus. A new subheading titled "Investment Management" is hereby added immediately below the heading "Management" on page
28. The following paragraph is added after the first paragraph on page 29:
     In June 1995, Twentieth Century Companies, Inc. ("TCC"), the parent of Investors Research, acquired Benham Management International, Inc. In the acquisition, Benham Management Corporation ("BMC"), the investment adviser to the Benham Group of Mutual Funds, became a wholly owned subsidiary of TCC. Certain employees of BMC will be providing investment management services to Twentieth Century funds, while certain Twentieth Century employees will be providing investment management services to Benham funds.

The first two paragraphs appearing on page 30 of the Equity Funds Prospectus are hereby deleted. In addition, the following two paragraphs replace the sixth paragraph appearing on page 30:

CODE OF ETHICS
     Twentieth Century and Investors Research have adopted a Code of Ethics (the "Code") that restricts personal investing practices by employees of Investors Research and its affiliates. Among other provisions, the Code requires that employees with access to information about the purchase or sale of securities in the funds' portfolios obtain preclearance before executing personal trades. With respect to portfolio managers and other investment personnel, the Code prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage those funds.

TRANSFER AND ADMINISTRATIVE SERVICES
     Twentieth Century Services, Inc., 4500 Main Street, Kansas City, Missouri 64111, acts as transfer, administrative services and dividend-paying agent for Twentieth Century. It provides facilities, equipment and personnel to Twentieth Century, and is paid for such services by Investors Research. Certain record-keeping services that would otherwise be performed by Twentieth Century Services, Inc., may be performed by an insurance company or other entity providing similar services for various retirement plans using shares of Twentieth Century as a funding medium or by broker-dealers for their customers investing in shares of Twentieth Century. Investors Research may elect to enter into a contract to pay them for such services.






                                                      P.O. Box 419200
                                                Kansas City, Missouri  [company
                         SH-SPL-4156                       64141-6200      logo]
                         9601          1-800-345-2021 or 816-531-5575

                                Twentieth Century
                                 Investors, Inc.


                             Equity Funds Prospectus

                                    MARCH 1,
                                      1995

                              Revised June 1, 1995

--------------------------------------------------------------------------------
    Twentieth Century Investors, Inc., a member of the Twentieth Century family of funds, offers 16 no-load mutual funds covering a variety of investment opportunities. Seven of the funds invest primarily in equity securities and are described in this prospectus. Their investment objectives are listed on the inside cover of this prospectus. The nine funds that invest primarily in fixed income or debt securities are described in a separate prospectus.


NO-LOAD MUTUAL FUNDS

     Twentieth Century's funds are "no-load" investments, which means there are no sales charges or commissions. Twentieth Century has no 12b-1 plan or other deferred sales charges. There is no minimum investment requirement for any of the funds described in this prospectus except Giftrust Investors. However, if the value of the shares held in any one fund account is less than $2,500 ($1,000 for UGMA/UTMA accounts), you must establish a $50 or greater automatic monthly investment in each such account. (See "Automatic Monthly Investments," page 16 and "Automatic Redemption of Shares," page 22.)
     This prospectus gives you information about Twentieth Century that you should know before investing. You should read this prospectus carefully and retain it for future reference. Additional information is included in the statement of additional information dated March 1, 1995, and filed with the Securities and Exchange Commission. It is incorporated in this prospectus by reference. To obtain a copy without charge, call or write:

                        Twentieth Century Investors, Inc.
                       4500 Main Street o P.O. Box 419200
                           Kansas City, MO 64141-6200
                                 1-800-345-2021
                         Local and international calls:
                                   816-531-5575
                     Telecommunications device for the deaf:
                                 1-800-634-4113
                                  In Missouri:
                                  816-753-1865

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       INVESTMENT OBJECTIVES OF THE FUNDS
--------------------------------------------------------------------------------
Equity Funds

   SELECT Investors
   HERITAGE Investors
   seek capital growth. The funds intend to pursue their investment objectives by investing primarily in common stocks of companies that are considered by management to have better-than-average prospects for appreciation. As a matter of fundamental policy, such companies must have a record of paying or have committed themselves to the payment of regular dividends.

   GROWTH INVESTORS
   ULTRA INVESTORS
   VISTA INVESTORS
   GIFTRUST INVESTORS
   seek capital growth. The funds intend to pursue their investment objectives by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation.

Balanced Fund

   BALANCED Investors
   seeks capital growth and current income. It is management's intention to maintain approximately 60% of the fund's assets in common stocks that are considered by management to have better-than-average prospects for appreciation and the balance in bonds and other fixed income securities.



There is no assurance that the funds will achieve their respective investment objectives.
--------------------------------------------------------------------------------
NO PERSON IS AUTHORIZED BY TWENTIETH CENTURY TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY THE COMPANY, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

Transaction and Operating
Expense Table ......................................4
Financial Highlights................................5

          INFORMATION REGARDING THE FUNDS

Information About Investment
   Policies of the Funds............................8
   Equity Funds.....................................8
      Select and Heritage Investors.................8
      Growth, Ultra and
      Vista Investors...............................8
      Giftrust Investors............................9
   Balanced Fund....................................9
      Balanced Investors............................9
Other Investment Practices.........................10
   Foreign Securities..............................10
   Forward Currency
      Exchange Contracts...........................10
   Portfolio Turnover..............................11
   Repurchase Agreements...........................11
   Derivative Securities...........................12
   Portfolio Lending...............................13
   When-Issued Securities..........................13
   Rule 144A Securities............................13
   Short Sales.....................................14
Performance Advertising............................14

       HOW TO INVEST WITH TWENTIETH CENTURY

Twentieth Century
  Family of Funds..................................15
Investing in
  Twentieth Century................................15
  By Mail..........................................15
  By Telephone.....................................15
  By Wire..........................................15
  Automatic Monthly Investments....................16
  Additional Information
  About Investments................................16
  Tax Identification Number........................16
  Certificates.....................................16
Special Shareholder Services.......................17

How to Convert Your Investment
  From One Twentieth Century Fund
  to Another ......................................17
  By Telephone.....................................17
  By Mail .........................................17
  Additional Information
  About Conversions................................18
How to Redeem Shares...............................18
  By Telephone.....................................19
  By Mail .........................................19
  By Check-A-Month.................................19
  Signature Guarantee..............................20
Redemption Proceeds................................20
  By Mail..........................................20
  By Wire and Electronic
  Funds Transfer...................................21
  Special Requirements for
  Large Redemptions................................21
  Automatic Redemption of Shares...................22
Additional Information
  About Redemptions................................22
Telephone Services.................................22
  Investors Line...................................22
  Automated Information Line.......................23
How to Change Your
   Address of Record...............................23
Tax-Qualified
   Retirement Plans................................23
How to Transfer an
   Investment to a
   Twentieth Century
   Retirement Plan.................................23
College Investment Program.........................23
How to Transfer Your Shares
  to Another Person................................24
Reports to Shareholders............................24

       ADDITIONAL INFORMATION YOU SHOULD KNOW

Share Price........................................25
   When Share Price Is Determined..................25
   How Share Price Is Determined...................25
   Where to Find Information
      About Share Price............................26
Distributions..................................... 26
   Equity Funds....................................26
   Balanced Fund...................................26
   General Information About
     Distributions.................................26
Taxes..............................................27
   A Tax Note About Giftrust.......................28
Management.........................................28
Further Information
   About Twentieth Century.........................30

                     TRANSACTION AND OPERATING EXPENSE TABLE
--------------------------------------------------------------------------------
                                                               Applicable to
                                                               Select, Heritage,
                                                               Growth, Ultra,
                                                               Vista, Giftrust,
                                                               and Balanced
SHAREHOLDER TRANSACTION EXPENSES                               -----------------
     Maximum Sales Load Imposed on Purchases                            none
     Maximum Sales Load Imposed on Reinvested Dividends                 none
     Deferred Sales Load                                                none
     Redemption Fee*                                                    none
     Exchange Fee                                                       none
ANNUAL FUND OPERATING EXPENSES
(as a percentage of net assets):
     Management Fees                                                   1.00%
     12b-1 Fees                                                        none
     Other Expenses**                                                  0.00%
     Total Fund Operating Expenses                                     1.00%

Example
     You would pay the following expenses on a $1,000      1 year      $  10
     investment, assuming (1) a 5% annual return           3 years        32
     and (2) redemption at the end of each time period:    5 years        55
                                                           10 years      122

     The purpose of the table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in shares of the Twentieth Century funds offered by this prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.

     NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

   * Redemption proceeds sent by wire are subject to a $10 processing fee.
  ** Other expenses, the fees and expenses of those directors who are not "interested persons" as defined in the Investment Company Act, were 0.0014 of 1% of average net assets for the most recent fiscal year.


                                                                      FINANCIAL HIGHLIGHTS
                                                            (For a share outstanding throughout the period)
------------------------------------------------------------------------------------------------------------------------------------
    The Financial Highlights for each of the periods presented (except as noted) have been  audited  by  Baird,  Kurtz & Dobson, independent certified public accountants, whose report thereon appears in the corporation's annual report which is incorporated by reference into the statement of additional information.  The annual report contains additional  performance  information and will be made available upon request and without charge.

                                              INCOME FROM
                                         INVESTMENT OPERATIONS                               DISTRIBUTIONS
                              ------------------------------------------   ---------------------------------------------------------
                                              Net Realized                            Distributions    Distributions
                                                  and                                    from Net      in Excess of
                   Net Asset       Net        Unrealized        Total       Dividends    Realized      Net Realized
                     Value,     Investment      Gains           from        from Net     Gains on       Gains on
                    Beginning     Income      (Losses) on    Investment    Investment    Security       Security           Total
                    of Period     (Loss)      Securities     Operations      Income    Transactions    Transactions    Distributions

Select Investors
    Year Ended Oct. 31,
    1985             $22.35      $  .56        $ 4.04           $4.60         $(.465)         --            --             $ (.465)
    1986              26.48         .43          9.01            9.44          (.515)         --            --               (.515)
    1987              35.40         .33           .80            1.13          (.380)    $(3.462)           --              (3.842)
    1988              32.69         .64          1.37            2.01          (.481)     (6.367)           --              (6.848)
    1989              27.85        1.10          7.74            8.84          (.707)         --            --               (.707)
    1990              35.98         .62         (1.29)           (.67)        (1.116)         --            --              (1.116)
    1991              34.19         .63          8.17            8.80          (.652)     (1.551)           --              (2.203)
    1992              40.79         .53           .34             .87          (.653)     (1.823)           --              (2.476)
    1993              39.18         .46          7.94            8.40          (.495)     (1.313)       $(.016)             (1.824)
    1994              45.76         .40         (3.59)          (3.19)         (.432)     (4.466)           --              (4.898)

Heritage Investors
    Nov. 10, 1987 (inception)
    through Oct. 31,
    1988            $  5.00        $.06         $1.16           $1.22         $(.013)         --            --              $(.013)
    Year Ended Oct. 31,
    1989               6.21         .08          1.93            2.01          (.066)         --            --               (.066)
    1990               8.15         .10          (.94)           (.84)         (.065)     $(.691)           --               (.756)
    1991               6.55         .11          2.04            2.15          (.110)         --            --               (.110)
    1992               8.59         .10           .72             .82          (.113)         --            --               (.113)
    1993               9.30         .07          2.43            2.50          (.093)      (.679)           --               (.772)
    1994              11.03         .07          (.21)           (.14)         (.068)      (.500)       $(.006)              (.574)

Growth Investors
    Year Ended Oct. 31,
    1985            $ 12.29       $ .17        $ 1.85          $ 2.02         $(.153)         --            --             $ (.153)
    1986              14.16         .12          5.37            5.49          (.182)         --            --               (.182)
    1987              19.47         .01          1.30            1.31          (.086)    $(5.076)           --              (5.162)
    1988              15.62         .30           .13             .43          (.046)     (3.460)           --              (3.506)
    1989              12.54         .08          5.14            5.22          (.320)         --            --               (.320)
    1990              17.44         .09         (2.05)          (1.96)         (.079)      (.592)           --               (.671)
    1991              14.81         .04          8.47            8.51          (.111)      (.891)           --              (1.002)
    1992              22.32        (.02)         1.35            1.33          (.013)         --            --               (.013)
    1993              23.64         .06          1.94            2.00             --       (.353)       $(.013)              (.366)
    1994              25.27         .06           .48             .54          (.056)     (2.764)        (.002)             (2.822)
                                                                                                             (table continued below)



                                                         RATIOS/SUPPLEMENTAL DATA
                                             ---------------------------------------------------------
(table continued)                                            Ratio of Net                    Net
                                               Ratio of      Investment                   Assets,
                   Net Asset                   Operating       Income                      End of
                     Value,                    Expenses       (Loss) to     Portfolio     Period
                     End of        Total      to Average       Average      Turnover        (in
                     Period      Return(1)    Net Assets     Net Assets       Rate      thousands)

Select Investors
    Year Ended Oct. 31,
    1985             $26.48       20.96%         1.01%          2.5%         119%        $1,142,911
    1986              35.40       36.13%         1.01%          1.6%          85%         1,978,449
    1987              32.69        3.47%         1.00%          1.1%         123%         2,416,527
    1988              27.85        7.31%         1.00%          2.2%         140%         2,366,730
    1989              35.98       32.59%         1.00%          3.4%          93%         2,720,968
    1990              34.19       (2.03%)        1.00%          1.8%          83%         2,953,030
    1991              40.79       27.05%         1.00%          1.7%          84%         4,163,105
    1992              39.18        1.76%         1.00%          1.4%          95%         4,534,264
    1993              45.76       22.20%         1.00%          1.1%          82%         5,159,963
    1994              37.67       (7.37%)        1.00%          1.0%         126%         4,277,843

Heritage Investors
    Nov. 10, 1987 (inception)
    through Oct. 31,
    1988            $  6.21       25.75%         1.00%(2)      1.4%(2)       130%(2)      $  55,389
    Year Ended Oct. 31,
    1989               8.15       32.65%         1.00%          1.3%         159%           116,880
    1990               6.55      (11.62%)        1.00%          1.6%         127%           198,999
    1991               8.59       33.25%         1.00%          1.5%         146%           268,891
    1992               9.30        9.65%         1.00%          1.1%         119%           368,651
    1993              11.03       28.64%         1.00%           .7%         116%           701,504
    1994              10.32       (1.13%)        1.00%           .7%         136%           896,763

Growth Investors
    Year Ended Oct. 31,
    1985             $14.16       16.64%         1.01%          1.3%         116%        $  759,874
    1986              19.47       39.09%         1.01%           .6%         105%           964,742
    1987              15.62        9.32%         1.00%           .2%         114%         1,187,933
    1988              12.54        3.18%         1.00%          2.4%         143%         1,228,587
    1989              17.44       42.74%         1.00%           .5%          98%         1,596,571
    1990              14.81      (11.72%)        1.00%           .6%         118%         1,696,667
    1991              22.32       60.64%         1.00%           .2%          69%         3,193,381
    1992              23.64        5.96%         1.00%          (.1%)         53%         4,471,882
    1993              25.27        8.48%         1.00%           .2%          94%         4,641,187
    1994              22.99        2.66%         1.00%           .3%         100%         4,363,476

(1) Actual total return for period indicated.
(2) Annualized.



                                                                 FINANCIAL HIGHLIGHTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

                                              INCOME FROM
                                         INVESTMENT OPERATIONS                               DISTRIBUTIONS
                                ---------------------------------------    ---------------------------------------------------------
                                              Net Realized                             Distributions   Distributions
                                                  and                                    from Net       in Excess of
                   Net Asset       Net        Unrealized        Total       Dividends    Realized       Net Realized
                     Value,     Investment      Gains           from        from Net     Gains on        Gains on
                    Beginning     Income      (Losses) on    Investment    Investment    Security        Security           Total
                    of Period     (Loss)      Securities     Operations      Income    Transactions    Transactions    Distributions


Ultra Investors
    Year Ended Oct. 31,
    1985            $  6.57       $ .01        $  .55         $  .56         --            --              --                --
    1986               7.13         .00          1.94           1.94     $(.010)           --              --           $ (.010)
    1987               9.06        (.07)         (.22)          (.29)     (.007)           --              --             (.007)
    1988               8.76        (.02)         1.38           1.36         --       $(3.258)             --            (3.258)
    1989               6.86         .19          2.58           2.77         --            --              --                --
    1990               9.63        (.03)         (.73)          (.76)     (.196)        (.947)             --            (1.143)
    1991               7.73        (.03)         7.86           7.83         --         (.028)             --             (.028)
    1992              15.53        (.05)         (.02)          (.07)        --            --              --                --
    1993              15.46        (.09)         6.24           6.15         --            --              --                --
    1994              21.61        (.03)         (.42)          (.45)        --            --              --                --

Vista Investors
    Year Ended Oct. 31,
    1985            $  4.43       $(.01)       $  .27           $.26     $(.009)           --              --           $ (.009)
    1986               4.68        (.02)         2.22           2.20         --            --              --                --
    1987               6.88        (.05)         (.45)          (.50)        --       $ (.651)             --             (.651)
    1988               5.73         .01           .63            .64         --         (.462)             --             (.462)
    1989               5.91        (.03)         2.87           2.84      (.012)           --              --             (.012)
    1990               8.74        (.01)        (1.76)         (1.77)        --         (.693)             --             (.693)
    1991               6.28        (.02)         4.27           4.25         --            --              --                --
    1992              10.53        (.04)          .52            .48         --            --              --                --
    1993              11.01        (.07)         1.95           1.88         --         (.641)         $(.006)            (.647)
    1994              12.24        (.08)          .45            .37         --        (1.663)          (.012)           (1.675)

Giftrust Investors
    Year Ended Oct. 31,
    1985            $  4.23       $(.02)       $ 1.56          $1.54     $(.022)           --              --           $ (.022)
    1986               5.75        (.03)         2.65           2.62         --      $  (.179)             --             (.179)
    1987               8.19        (.04)         (.23)          (.27)        --        (1.250)             --            (1.250)
    1988               6.67        (.01)         1.04           1.03         --         (.856)             --             (.856)
    1989               6.84        (.04)         3.35           3.31         --         (.206)             --             (.206)
    1990               9.94        (.05)        (1.72)         (1.77)        --         (.924)             --             (.924)
    1991               7.25        (.06)         5.77           5.71         --         (.025)             --             (.025)
    1992              12.94        (.08)         1.41           1.33         --         (.697)             --             (.697)
    1993              13.57        (.09)         7.18           7.09         --        (1.425)         $(.007)           (1.432)
    1994              19.23        (.10)         3.28           3.18         --        (1.911)             --            (1.911)
                                                                                                             (table continued below)



                                                              RATIOS/SUPPLEMENTAL DATA
                                              ----------------------------------------------------
(table continued)                                           Ratio of Net                    Net
                                               Ratio of      Investment                   Assets,
                   Net Asset                   Operating       Income                      End of
                     Value,                    Expenses       (Loss) to     Portfolio     Period
                     End of        Total      to Average       Average      Turnover       (in
                     Period      Return(1)    Net Assets     Net Assets       Rate       thousands)

Ultra Investors
    Year Ended Oct. 31,
    1985            $  7.13        8.52%         1.01%           .1%           100%      $ 385,614
    1986               9.06       27.22%         1.01%           --             99%        314,462
    1987               8.76       (3.23%)        1.00%          (.5%)          137%        235,865
    1988               6.86       19.52%         1.00%          (.3%)          140%        258,320
    1989               9.63       40.37%         1.00%          2.2%           132%        346,593
    1990               7.73        9.02%         1.00%          (.3%)          141%        330,005
    1991              15.53      101.51%         1.00%          (.5%)           42%      2,147,654
    1992              15.46        (.45%)        1.00%          (.4%)           59%      4,275,200
    1993              21.61       39.78%         1.00%          (.6%)           53%      8,037,417
    1994              21.16       (2.08%)        1.00%          (.1%)           78%     10,344,273

Vista Investors
    Year Ended Oct. 31,
    1985            $  4.68        5.84%         1.01%          (.2%)          174%       $ 99,371
    1986               6.88       47.00%         1.01%          (.3%)          121%        159,889
    1987               5.73       (7.70%)        1.00%          (.7%)          123%        187,272
    1988               5.91       11.41%         1.00%           .2%           145%        206,434
    1989               8.74       48.19%         1.00%          (.4%)          125%        263,876
    1990               6.28      (22.17%)        1.00%          (.1%)          103%        340,621
    1991              10.53       67.67%         1.00%          (.3%)           92%        622,140
    1992              11.01        4.55%         1.00%          (.4%)           87%        829,678
    1993              12.24       17.71%         1.00%          (.6%)          133%        847,470
    1994              10.94        4.16%         1.00%          (.8%)          111%        792,343

Giftrust Investors
    Year Ended Oct. 31,
    1985            $  5.75       36.64%         1.01%          (.3%)          134%        $ 3,475
    1986               8.19       46.67%         1.01%          (.4%)          123%          7,127
    1987               6.67       (4.00%)        1.00%          (.5%)          130%          9,560
    1988               6.84       16.28%         1.00%          (.1%)          157%         13,167
    1989               9.94       49.81%         1.00%          (.5%)          160%         22,541
    1990               7.25      (19.77%)        1.00%          (.6%)          137%         25,296
    1991              12.94       79.04%         1.00%          (.6%)          143%         54,963
    1992              13.57       10.32%         1.00%          (.7%)          134%         77,518
    1993              19.23       55.84%         1.00%          (.7%)          143%        153,997
    1994              20.50       18.75%         1.00%          (.7%)          115%        265,601


(1) Actual total return for period indicated.



                                                            FINANCIAL HIGHLIGHTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

                                             INCOME FROM
                                         INVESTMENT OPERATIONS                               DISTRIBUTIONS
                                ---------------------------------------     --------------------------------------------------------
                                              Net Realized                             Distributions   Distributions
                                                  and                                    from Net       in Excess of
                    Net Asset      Net        Unrealized        Total       Dividends    Realized      Net Realized
                     Value,     Investment      Gains           from        from Net     Gains on        Gains on
                    Beginning     Income      (Losses) on    Investment    Investment    Security        Security           Total
                    of Period     (Loss)      Securities     Operations      Income    Transactions    Transactions    Distributions

Balanced Investors
    Oct. 20, 1988 (inception)
    through Oct. 31,
    1988             $10.22        $.01         $(.10)         $(.09)            --          --              --               --
    Year Ended Oct. 31,
    1989              10.13         .37          1.71           2.08         $(.372)         --              --           $(.372)
    1990              11.84         .41          (.62)          (.21)         (.417)     $(.320)             --            (.737)
    1991              10.89         .38          4.22           4.60          (.384)         --              --            (.384)
    1992              15.11         .33          (.23)           .10          (.322)         --              --            (.322)
    1993              14.89         .38          1.62           2.00          (.375)         --              --            (.375)
    1994              16.52         .42          (.58)          (.16)         (.416)         --              --            (.416)
                                                                                                             (table continued below)


                                                                  RATIOS/SUPPLEMENTAL DATA
                                              -----------------------------------------------------
(table continued)                                           Ratio of Net                    Net
                                               Ratio of      Investment                   Assets,
                    Net Asset                 Operating       Income                      End of
                     Value,                    Expenses       (Loss) to     Portfolio     Period
                     End of        Total      to Average       Average      Turnover        (in
                     Period      Return(1)    Net Assets     Net Assets       Rate      thousands)

Balanced Investors
    Oct. 20, 1988 (inception)
    through Oct. 31,
    1988             $10.13        (.88%)        1.00%(2)        4.4%(2)      99%(2)      $ 2,786
    Year Ended Oct. 31,
    1989              11.84       20.94%         1.00%           4.2%        171%          30,156
    1990              10.89       (2.10%)        1.00%           3.8%        104%          66,407
    1991              15.11       42.92%         1.00%           3.1%        116%         254,884
    1992              14.89         .63%         1.00%           2.4%        100%         654,123
    1993              16.52       13.64%         1.00%           2.4%         95%         705,698
    1994              15.94        (.93%)        1.00%           2.7%         94%(3)      703,866

 (1) Actual total return for period indicated.
 (2) Annualized.
 (3) The portfolio turnover rate of the equity and fixed income components of the portfolio was 109% and 66%, respectively.


                         INFORMATION REGARDING THE FUNDS
--------------------------------------------------------------------------------

   INFORMATION ABOUT INVESTMENT
   POLICIES OF THE FUNDS
        Twentieth Century has adopted certain investment restrictions applicable to the funds that are set forth in the statement of additional information. Those restrictions, as well as the investment objectives of the funds identified on the inside front cover page of this prospectus, and any other investment policies designated as "fundamental" in this prospectus or in the statement of additional information, cannot be changed without shareholder approval. The funds have implemented additional investment policies and practices to guide their activities in the pursuit of their respective investment objectives. These policies and practices, which are described throughout this prospectus, are not designated as fundamental policies and may be changed without shareholder approval.
        The descriptions that follow are designed to help you choose the fund that best fits your investment objectives. You may want to pursue more than one objective by investing in more than one of these funds.

   EQUITY FUNDS
        All of Twentieth Century's equity funds and the equity portion of the portfolio of Balanced Investors seek capital growth by investing in securities, primarily common stocks, that meet certain fundamental and technical standards of selection and have, in the opinion of Twentieth Century's management, better-than-average potential for appreciation. So long as a sufficient number of such securities are available, Twentieth Century intends to stay fully invested in these securities regardless of the movement of stock prices generally. In most circumstances, the funds' actual level of cash and cash equivalents will fluctuate between 0% and 10% of total assets with 90% to 100% of its assets committed to equity and equity equivalent investments. The funds may purchase securities only of companies that have a record of at least three years continuous operation.

   SELECT INVESTORS, HERITAGE INVESTORS
        Securities of companies chosen for Select and Heritage Investors are chosen primarily for their growth potential. Additionally, as a matter of fundamental policy the companies must have a record of paying, or must have committed themselves to the payment of regular dividends. Their income payments are only a secondary consideration; therefore, the income return that Select and Heritage provide may not be significant. Otherwise, Select and Heritage follow the same investment techniques described below for Growth, Ultra and Vista.
        Since Select is one of the largest of Twentieth Century's funds and Heritage is substantially smaller, Select will invest in shares of larger companies with larger share trading volume, and Heritage will tend to invest in smaller companies with smaller share trading volume. However, the two funds are not mutually exclusive, and a given security may be owned by both funds. For the reasons stated below under the caption "Growth, Ultra and Vista Investors," it should be expected that Heritage will be more volatile and subject to greater short-term risk and long-term opportunity than Select.
        Because of its size, and because it can invest only in securities that pay dividends or are committed to the payment of dividends, Select may be expected to be the least volatile of the common stock funds described in this prospectus.

   GROWTH INVESTORS, ULTRA INVESTORS,
   VISTA INVESTORS
        Management selects, for the portfolios of Growth, Ultra and Vista, securities of companies whose earnings and revenue trends meet management's standards of selection. They then determine to which of the three funds the selected securities would most contribute.
        Large, established companies are generally allocated to Growth. Medium-sized and smaller companies are allocated to Ultra and Vista. As of February 1, 1995, the size of the companies (as reflected by their capitalizations) held by the funds is as follows:

                                             Median Capitalization
                                               of Companies Held
--------------------------------------------------------------------------------
   Growth Investors                             $ 7,658,739,000
   Ultra Investors                              $ 1,946,368,000
   Vista Investors                              $   623,861,000
--------------------------------------------------------------------------------

        The median capitalization of the companies in a given fund may change over time. In addition, the criteria outlined above are not mutually exclusive, and a given security may be owned by more than one of the funds.
        The size of the fund and of its portfolio companies tends to give each fund its own characteristics of volatility and risk. These differences come about because developments such as new or improved products or methods, which would be relatively insignificant to a large portfolio company, may have a substantial impact on the earnings and revenues of a small company and create a greater demand and a higher value for its shares. However, a new product failure which could readily be absorbed by a large portfolio company can cause a rapid decline in the value of the shares of a smaller company. Hence, it could be expected that funds investing in smaller companies would be more volatile than funds investing in larger companies.

   GIFTRUST INVESTORS
        Giftrust Investors is the smallest of the common stock funds described in this prospectus and may be considered the most volatile. Selection of securities for the portfolio of Giftrust is discussed under "Equity Funds," page 8.
        A Giftrust investment is a unique way to give a gift to a child, a charity or any individual or organization. (You may not establish or make investments in a Giftrust for yourself or your spouse.) To open a Giftrust account, call or write for a Giftrust Information Kit. The minimum initial investment in Giftrust is $250.
        The shares in a Giftrust are held in trust by an independent trustee until the maturity date you specify. The duration of the trust may be as long as you wish, but must be at least 10 years from the time you make the first investment in the Giftrust or until the recipient reaches the age of majority, whichever is later. The recipient will then receive the shares in the account. The Giftrust is irrevocable. Before the maturity date you specify, neither you nor the beneficiary may amend the terms of the trust in any way. Additional investments may be made in amounts of $50 or more at any time without affecting the maturity date.
        At the maturity of the Giftrust, the beneficiary may continue to own the Giftrust shares but, except for reinvestment of distributions, may not make additional Giftrust investments.
        The tax laws applicable to trusts in general are quite complex. You should consider consulting your tax adviser before opening a Giftrust account. (For information on Giftrusts and taxes, see "A Tax Note About Giftrust," page 28.)

   BALANCED FUND

   BALANCED INVESTORS
        Balanced Investors seeks capital growth and current income. Selection of securities for the equity portion of its portfolio is discussed under "Equity Funds," page 8.
        Since a portion of the fund's portfolio will be invested in fixed income securities, the opportunity for capital appreciation may be expected to be less than the other funds described in this prospectus.
        Management intends to maintain approximately 40% of the fund's assets in fixed income securities with a minimum of 25% of that amount in fixed income senior securities. The fixed income securities in the fund will be chosen based on their level of income production and price stability. The fund may invest in a diversified portfolio of debt and other fixed-rate securities payable in United States currency. These may include obligations of the United States government, its agencies and instrumentalities; corporate securities (bonds, notes, preferreds and convertible issues), and sovereign government, municipal, mortgage-backed and other asset-backed securities.
        There are no maturity restrictions on the fixed income securities in which the fund invests.  Under normal  market  conditions  the weighted  average  portfolio maturity will be in the three- to 10-year range. Management will actively manage the portfolio, adjusting the weighted average portfolio maturity in response to expected changes in interest rates. During periods of rising interest rates, a shorter weighted average maturity may be adopted in order to reduce the effect of bond price declines on the fund's net asset value. When interest rates are falling and bond prices rising, a longer weighted average portfolio maturity may be adopted.
        It is management's intention to invest the fund's fixed income holdings in high-grade securities. At least 80% of fixed income assets will be invested in securities which at the time of purchase are rated within the three highest categories by a nationally recognized statistical rating organization [at least A by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corp. (S&P)].
        The remaining portion of the fixed income assets may be invested in issues in the fourth highest category (Baa by Moody's or BBB by S&P), or, if not rated, are of equivalent investment quality as determined by the management and which, in the opinion of management, can contribute meaningfully to the fund's results without compromising its objectives. Such issues might include a lower-rated issue where research suggests the likelihood of a rating increase; or a convertible issue of a company deemed attractive by the equity management team. According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P's belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions or changing circumstances. (See, "An Explanation of Fixed Income Securities Ratings" in the statement of additional information.)

   OTHER INVESTMENT PRACTICES
        For additional information, see "Investment Restrictions Applicable to All Series of Shares" in the statement of additional information.

   FOREIGN SECURITIES
        Each of Twentieth Century's funds described in this prospectus may invest an unlimited amount of its assets in the securities of foreign issuers, primarily from developed markets, when these securities meet its standards of selection. The funds may make such investments either directly in foreign securities, or by purchasing Depositary Receipts ("DRs") for foreign securities. DRs are securities listed on exchanges or quoted in the over-the-counter market in one country but represent the shares of issuers domiciled in other countries. DRs may be sponsored or unsponsored. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter markets.
        Subject to their individual investment objectives and policies, the funds may invest in common stocks, convertible securities, preferred stocks, bonds, notes and other debt securities of foreign issuers, and debt securities of foreign governments and their agencies. The funds will limit their purchase of debt securities to investment grade obligations.
        Investments in foreign securities may present certain risks, including those resulting from fluctuations in currency exchange rates, future political and economic developments, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers.

   FORWARD CURRENCY
   EXCHANGE CONTRACTS
        Some of the foreign securities held by the funds may be denominated in foreign currencies. Other securities, such as DRs, may be denominated in U.S. dollars, but have a value that is dependent on the performance of a foreign security, as valued in the currency of its home coun-
   try. As a result, the value of the funds' portfolios may be affected by changes in the exchange rates between foreign currencies and the dollar, as well as by changes in the market values of the securities themselves. The performance of foreign currencies relative to the dollar may be a factor in the overall performance of the funds.
        To protect against adverse movements in ex-change rates between currencies, the funds may, for hedging purposes only, enter into forward currency exchange contracts. A forward currency exchange contract obligates the fund to purchase or sell a specific currency at a future date at a specific price.
        A fund may elect to enter into a forward currency exchange contract with respect to a specific purchase or sale of a security, or with respect to the fund's portfolio positions generally.
        By entering into a forward currency exchange contract with respect to the specific purchase or sale of a security denominated in a foreign currency, a fund can "lock in" an exchange rate between the trade and settlement dates for that purchase or sale. This practice is sometimes referred to as "transaction hedging." Each fund may enter into transaction hedging contracts with respect to all or a substantial portion of its foreign securities trades.
        When the manager believes that a particular currency may decline in value compared to the dollar, a fund may enter into forward currency exchange contracts to sell the value of some or all of the fund's portfolio securities either denominated in, or whose value is tied to, that currency. This practice is sometimes referred to as "portfolio hedging." A fund may not enter into a portfolio hedging transaction where it would be obligated to deliver an amount of foreign currency in excess of the aggregate value of its portfolio securities or other assets denominated in, or whose value is tied to, that currency.
        Each fund will make use of the portfolio hedging to the extent deemed appropriate by the manager. However, it is anticipated that a fund will enter into portfolio hedges much less frequently than transaction hedges.
        If a fund enters into a forward contract, the fund, when required, will instruct its custodian bank to segregate cash or liquid high-grade securities in a separate account in an amount sufficient to cover its obligation under the contract. Those assets will be valued at market daily, and if the value of the segregated securities declines, additional cash or securities will be added so that the value of the account is not less than the amount of the fund's commitment. At any given time, no more than 10% of a fund's assets will be committed to a segregated account in connection with portfolio hedging transactions.
        Predicting the relative future values of currencies is very difficult, and there is no assurance that any attempt to protect a fund against adverse currency movements through the use of forward currency exchange contracts will be successful. In addition, the use of forward currency exchange contracts tends to limit the potential gains that might result from a positive change in the relationships between the foreign currency and the U.S. dollar.

   PORTFOLIO TURNOVER
        The total portfolio turnover rates of the funds are shown in the Financial Highlights table on pages 5, 6 and 7 of this prospectus.
        Investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to a fund's objectives. The rate of portfolio turnover is irrelevant when management believes a change is in order to achieve those objectives and accordingly, the annual portfolio turnover rate cannot be anticipated.
        The portfolio turnover of each fund may be higher than other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost that each fund pays directly. Portfolio turnover may also affect the character of capital gains, if any, realized and distributed by a fund since short-term capital gains are taxable as ordinary income.

   REPURCHASE AGREEMENTS
        Each fund may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of that fund.
        A repurchase agreement occurs when, at the time the fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934) agrees to repurchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund's money is invested in the security.
        Since the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund's risk is the ability of the seller to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.
        The funds will limit repurchase agreement transactions to securities issued by the United States government, its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the funds' board of directors.
        No fund will invest more than 15% of its assets in repurchase agreements maturing in more than seven days.

   DERIVATIVE SECURITIES
        To the extent permitted by its investment objectives and policies, each of the funds may invest in securities that are commonly referred to as "derivative" securities. Certain derivative securities are more accurately described as "index/structured securities." Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as DRs), currencies, interest rates, indexes or other financial indicators ("reference indexes"). No fund may invest in an index/structured security unless the reference index or the instrument to which it relates is an eligible investment for the fund. For example, a bond whose interest rate was indexed to the return on two-year treasury securities would be a permissible investment for Balanced Investors (assuming it met the other requirements for the fund), while a bond whose return was indexed to the price of oil would not be a permissible investment.
        The return, interest rate or, unlike most fixed income securities, the principal amount payable at maturity of an index/structured security may be increased or decreased, depending upon changes in the reference index. Index/structured securities may be positively or negatively indexed. That means that an increase in the reference index may produce an increase or decrease in the return, interest rate or value at maturity of the security.
        No purchases will be made of index/structured securities having "leverage" characteristics. This means that no investments will be made in securities whose change in return, interest rate or value at maturity is a multiple of the change in the reference index. With regard to Balanced Investors, in no event will an index/structured security be purchased if its addition to Balanced Investors' fixed income portfolio would cause the expected interest rate characteristics of its fixed income portfolio to fall outside the expected interest rate characteristics of a fund having the same permissible weighted average portfolio maturity range that does not invest in index/structured securities.
        Because their performance is tied to a reference index, a fund investing in index/structured securities, in addition to being exposed to the credit risk of the issuer of the security, will also bear the market risk of changes in the reference index.
        The board of directors has approved management's policy regarding investments in derivative securities. That policy specifies factors that must be considered in connection with a purchase of derivative securities. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. Management will report on fund activity in derivative securities to the board of directors as necessary. In addition, the board will review management's policy for investments in derivative securities annually.

   PORTFOLIO LENDING
        In order to realize additional income, each fund may lend its portfolio securities to persons not affiliated with it and who are deemed to be creditworthy. Such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned, or by irrevocable letters of credit. During the existence of the loan, the fund must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral. The fund must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the fund to vote the securities. Such loans may not exceed one-third of the fund's net assets taken at market. Interest on loaned securities may not exceed 10% of the annual gross income of the fund (without offset for realized capital gains). The portfolio lending policy described in this paragraph is a fundamental policy that may be changed only by a vote of a majority of Twentieth Century's shareholders.
        Twentieth Century is indemnified against loss on the loans by United States Trust Company of New York.

   WHEN-ISSUED SECURITIES
        Each of the funds may sometimes purchase new issues of securities on a when-issued basis without limit when, in the opinion of the manager, such purchases will further the investment objectives of the fund. The price of when-issued securities is established at the time commitment to purchase is made. Delivery of and payment for these securities typically occur 15 to 45 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of such security may decline prior to delivery, which could result in a loss to the fund. A separate account for each fund consisting of cash or high-quality liquid debt securities in an amount at least equal to the when-issued commitments will be established and maintained with the custodian. No income will accrue to the fund prior to delivery. RULE 144A SECURITIES

   RULE 144A SECURITIES
        Each fund will not invest more than 15% of its assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of fund shares), including restricted securities. Although securities which may be resold only to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933 are considered "restricted securities," each fund may purchase Rule 144A securities without regard to the 15% limitation described above when those securities present an attractive investment opportunity and otherwise meet Twentieth Century's criteria of selection.
        With respect to securities eligible for resale under Rule 144A, the staff of the Securities and Exchange Commission has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the board of directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the board of directors is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the board of directors of Twentieth Century has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the manager. The board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.
        Since the secondary market for such securi-ties is limited to certain institutional investors, the liquidity of such securities may be limited accordingly and a fund may from time to time hold a Rule 144A security that is illiquid. In such an event, Twentieth Century will consider appropriate remedies to minimize the effect on the fund's liquidity.

   SHORT SALES
        Twentieth Century's funds described in this prospectus may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire an equal amount of the security being sold short at no additional cost. These transactions allow a fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately.
        A fund may make a short sale when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code.

   PERFORMANCE ADVERTISING
        From time to time, Twentieth Century may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return and, with respect to the balanced fund, yield.
        Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced a fund's cumulative total return over the same period if the fund's performance had remained constant throughout.
        A quotation of yield reflects a fund's income over a stated period expressed as a percentage of the fund's share price.
        With respect to Balanced Investors, yield is calculated by adding over a 30-day (or one-month) period all interest and dividend income (net of fund expenses) calculated on each day's market values, dividing this sum by the average number of fund shares outstanding during the period, and expressing the result as a percentage of the fund's share price on the last day of the 30-day (or one-month) period. The percentage is then annualized. Capital gains and losses are not included in the calculation.
        Yields  are  calculated   according  to  accounting   methods  that  are
   standardized in accordance with SEC rules for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, the fund's yield may not equal the income paid on your shares or the income reported in the fund's financial statements.
        The funds may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services or Donoghue's Money Fund Report) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well-known indices of market performance including the Standard & Poor's (S&P) 500 Index and the Dow Jones Industrial Average. Fund performance may also be compared to other funds in the Twentieth Century family. It may also be combined or blended with other funds in the Twentieth Century family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.
        All performance information advertised by the funds is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.

                      HOW TO INVEST WITH TWENTIETH CENTURY
--------------------------------------------------------------------------------

   TWENTIETH CENTURY FAMILY OF FUNDS
        In addition to the 16 funds offered by Twentieth Century Investors, Inc., the Twentieth Century family of funds also includes funds offered by Twentieth Century World Investors, Inc., Twentieth Century Premium Reserves, Inc. and Twentieth Century Capital Portfolios, Inc. Please call the Investors Line for a prospectus and additional information about the other funds in the Twentieth Century family of funds.

   INVESTING IN TWENTIETH CENTURY
        You may make an initial investment in any amount you choose in any of the funds offered by this prospectus except Giftrust. (The minimum initial investment in Giftrust is $250.) SUBSEQUENT INVESTMENTS TO PURCHASE ADDITIONAL SHARES IN ANY ONE FUND ACCOUNT MUST BE IN AN AMOUNT OF $50 OR MORE.* You may diversify your investments by choosing a combination of the funds for your investment program. (See "Information About Investment Policies of the Funds," page 8.)
        While there is no minimum investment requirement except as noted above, if you have one or more accounts in any fund except Giftrust with a share value of less than $2,500 [$1,000 for Uniform Gifts/Transfers to Minors Act ("UGMA/UTMA") accounts], you must establish an automatic monthly investment to purchase additional shares in each such fund account in an amount of $50 or more.** (See "Automatic Monthly Investments," page 16 and "Automatic Redemption of Shares," page 22.)

  * THIS REQUIREMENT DOES NOT APPLY TO 403(B) ACCOUNTS AND OTHER TYPES OF TAX-DEFERRED RETIREMENT PLAN ACCOUNTS.

 ** THIS REQUIREMENT DOES NOT APPLY TO INDIVIDUAL RETIREMENT ACCOUNTS, 403(B)
    ACCOUNTS AND OTHER TYPES OF TAX-DEFERRED RETIREMENT PLAN ACCOUNTS.

   You may invest in the following ways:

   BY MAIL
        Send your application and check or money order to Twentieth Century. Checks must be payable in U.S. dollars.
        ADDITIONAL INVESTMENTS. When making additional investments by mail, please enclose your check with the return remittance portion of the confirmation of your previous investment, if available. If the remittance slip is not available, indicate on your check or a separate piece of paper your name, address and account number.
        Orders to purchase shares are effective on the day Twentieth Century receives your check or money order. (See "When Share Price is Determined," page 25.)

   BY TELEPHONE
        Once your account is open, you may make investments by telephone if you have elected the service authorizing Twentieth Century to draw on your bank account when you call with instructions. Investments made by phone are effective at the time of your call. (See "When Share Price Is Determined," page 25.)

   BY WIRE
        You may make your initial or subsequent investments in Twentieth Century by wiring funds. To do so:

      (1) Instruct your bank to wire funds to the Boatmen's First National Bank of Kansas City, Missouri, ABA routing number 101000035.

      (2) BE SURE TO SPECIFY ON THE WIRE:
          (A) TWENTIETH CENTURY INVESTORS, INC.
          (B) THE FUND YOU ARE BUYING AND   ACCOUNT NUMBER (IF YOU HAVE ONE).
          (C) YOUR NAME.
          (D) YOUR CITY AND STATE.
          (E) YOUR TAXPAYER IDENTIFICATION NUMBER.

        Wired funds are considered received on the day they are deposited in Twentieth Century's account if they are deposited before the close of business on the New York Stock Exchange, usually 3 p.m. Central time. (See "When Share Price Is Determined," page 25.)


   AUTOMATIC MONTHLY INVESTMENTS
        Once your account is open, you may make investments automatically by electing the service authorizing Twentieth Century to draw on your bank account. SUCH INVESTMENTS MUST BE IN AMOUNTS OF NOT LESS THAN $50 IN ANY ONE ACCOUNT. You should inquire at your bank whether it will honor a preauthorized electronic draft. Contact Twentieth Century if your bank cannot accept electronic drafts or if it requires additional documentation.
        You may change the date or amount of your monthly investment anytime by letter or telephone call to Twentieth Century at least five business days before the change is to become effective.


   ADDITIONAL INFORMATION
   ABOUT INVESTMENTS
         TWENTIETH CENTURY CANNOT ACCEPT INVESTMENTS SPECIFYING A CERTAIN PRICE, DATE OR NUMBER OF SHARES AND WILL RETURN THESE INVESTMENTS.
        Once you have mailed or otherwise trans-mitted your investment instruction to Twentieth Century, it may not be modified or cancelled.
        Each fund reserves the right to suspend the offering of shares for a period of time, and each fund reserves the right to reject any specific purchase order including purchases by exchange or conversion. Additionally, purchases may be refused if, in the opinion of the manager, they are of a size that would disrupt the management of the funds.
        Twentieth Century intends, upon 60 days' prior notice, to involuntarily redeem shares in any account that does not meet the minimum value or
   automatic  monthly  investment   requirements  applicable  to  such  account.
   Twentieth Century reserves the right to change the amount of these minimums from time to time or waive them in whole or in part for certain classes of investors. (See "Automatic Monthly Investments," this page and "Automatic Redemption of Shares," page 22.)
        Transactions in shares of the funds may be executed by brokers or investment advisers who charge a fee for their services. You should be aware of the fact that these transactions may be made directly with Twentieth Century without incurring such fees.

   TAX IDENTIFICATION NUMBER
         You must furnish Twentieth Century with your tax identification number and state whether or not you are subject to withholding for prior under-reporting, certified under penalties of perjury as prescribed by the Internal Revenue Code and Regulations. Unless previously furnished, investments received without such certifications will be returned. Instructions to convert or transfer shares held in established accounts will be refused unless the certifications have been provided, and redemption of such shares will be subject to federal tax withholding at the rate of 31%. In addition, redemption proceeds will be reduced by $50 to reimburse Twentieth Century for the penalty that the IRS will impose on the company for failure to report your tax identification number on information reports. Please avoid these penalties by correctly furnishing your tax identification number.

   CERTIFICATES
        At your written request, Twentieth Century will issue negotiable stock certificates. Unless your shares are purchased with wired funds, a certificate will not be issued until 15 days have elapsed from the time of purchase, or Twentieth Century has satisfactory proof of payment, such as a copy of your cancelled check. Negotiable certificates will not be issued for fund shares held in accounts that do not meet the minimum account value requirement for that fund.

   SPECIAL SHAREHOLDER SERVICES
        You may establish one or more special services designed to provide an easy way to do business with Twentieth Century. By electing these services on your application or by completing the appropriate forms, you may authorize:

    o Investments by phone.
    o Automatic Monthly Investments.
    o Conversions and redemptions by phone.
    o Conversions and redemptions in writing signed by any one registered owner.
    o Redemptions without a signature guarantee.
    o Transmission of redemption proceeds by wire or electronic funds transfer.

        An election to establish any of the above services, except Automatic Monthly Investments, will also apply to all existing and future accounts in the Twentieth Century family of funds listed under the same social security number or employer identification number.
        With regard to the service which enables you to convert and redeem by phone or in writing signed by only one registered owner and with respect to redemptions, without a signature guarantee, Twentieth Century, its transfer agent and investment adviser will not be responsible for any loss for instructions that they reasonably believe are genuine. Twentieth Century intends to employ reasonable procedures to confirm that instructions received by Twentieth Century for your account in fact are genuine. Such procedures will include requiring personal information to verify the identity of callers, providing written confirmations of telephone transactions, and recording telephone calls. If Twentieth Century does not employ reasonable procedures to confirm the genuineness of instructions, then Twentieth Century may be liable for losses due to unauthorized or fraudulent instructions.

   HOW TO CONVERT YOUR
   INVESTMENT FROM ONE TWENTIETH
   CENTURY FUND TO ANOTHER
        Subject to any applicable minimum initial investment requirements, you may exchange ("convert") your shares to shares of any of the other funds (except Giftrust Investors) in the Twentieth Century family of funds. Please call the Investors Line for a prospectus and additional information about the other funds in the Twentieth Century family of funds.
        Except as noted below, conversions from any one fund account are limited to four times in any one calendar year. In addition, the shares being converted and the shares of each fund being acquired must have a current value of at least $500 and otherwise meet the minimum investment requirement, if any, of the fund being acquired. If you would like to convert your shares, please call the Investors Line for a prospectus and additional information about the other funds in the Twentieth Century family of funds. (See "Additional Information About Conversions," page 18.)
        Shares of the funds (except Giftrust Investors) may be received in exchange for shares of any series issued by the other members of the Twentieth Century family of funds.
        THE CONVERSION PRIVILEGE IS NOT DESIGNED TO AFFORD SHAREHOLDERS A WAY TO PLAY SHORT-TERM SWINGS IN THE MARKET. TWENTIETH CENTURY IS NOT SUITABLE FOR THAT PURPOSE.

   BY TELEPHONE
        You may convert your shares by phone if you have authorized Twentieth Century to accept telephone instructions. (Before calling, read "Additional Information About Conversions," page 18.)

   BY MAIL
        You may direct Twentieth Century in writing to convert your shares.

        If you have authorized Twentieth Century to accept written instructions from any one registered owner, and if the shares are owned by two or more persons, only one signature is required on your written conversion request. Otherwise, the request should be signed by each person in whose name the shares are registered. All signatures should be exactly as the name appears in the registration; for example, if an owner's name is registered as John Robert Jones, he should sign that way and not as John R. Jones.
        (Before writing, read "Additional Information About Conversions," on this page.)

   ADDITIONAL INFORMATION
   ABOUT CONVERSIONS
     (1) IN A CONVERSION FROM ONE ACCOUNT TO ANOTHER ACCOUNT, THE SHARES BEING SOLD AND THE NEW SHARES BEING PURCHASED MUST HAVE A CURRENT VALUE OF AT LEAST $500 AND YOU MUST MEET ANY INVESTMENT MINIMUM IMPOSED BY THE FUND BEING ACQUIRED.
     (2) CONVERSIONS FROM ANY ONE FUND ACCOUNT ARE LIMITED TO FOUR TIMES IN ANY ONE CALENDAR YEAR except for the conversion of shares pursuant to an automatic monthly conversion. [This limitation will not apply to automatic Twentieth Century College Investment Program conversions or to shares held in 403(b) accounts and certain pooled accounts owned by institutional investors.]
     (3) The shares being acquired must be qualified for sale in your state of residence.
     (4) If the shares are represented by a negotiable stock certificate, the certificate must be returned before the conversion can be effected.
     (5) ONCE YOU HAVE TELEPHONED OR MAILED YOUR CONVERSION REQUEST, IT IS IRREVOCABLE AND MAY NOT BE MODIFIED OR CANCELLED.
     (6) If, in any 90-day period, the total of your conversions and your redemptions from any one account in the equity funds or the balanced fund exceeds the lesser of $250,000 or 1% of such fund's assets, further conversions will be subject to special requirements to comply with Twentieth Century's policy on large redemptions. (See "Special Requirements for Large Redemptions," page 21.)
     (7) For the purposes of processing conversions, the value of the shares surrendered and the value of the shares acquired are the net asset values of such shares next computed after receipt of your conversion order.
     (8) Shares MAY NOT be converted unless you have furnished Twentieth Century with your tax identification number, certified as prescribed by the Internal Revenue Code and Regulations. (See "Tax Identification Number," page 16.)
     (9) Conversion of shares is, for federal income tax purposes, a sale of the shares, on which you may realize a taxable gain or loss.
    (10) If the request is made by a corporation, partnership, trust, fiduciary, agent or unincorporated association, Twentieth Century will require evidence satisfactory to it of the authority of the individual signing the request.
    (11) Shares of Giftrust Investors may be con-verted only AFTER the Giftrust matures because the trust is irrevocable and may not be changed in any way prior to its maturity.

   HOW TO REDEEM SHARES
        Twentieth Century will buy back ("redeem") your shares at any time at the net asset value next determined after receipt of a redemption request in good order. (Before redeeming, please read "Special Requirements for Large Redemptions," page 21, "Additional Information About Redemptions," page 22 and "When Share Price Is Determined," page 25.)

        Your redemption proceeds may be delayed if you have owned your shares less than 15 days. (See "Redemption Proceeds," page 20.)
        ALL REQUESTS TO REDEEM SHARES, THE PROCEEDS OF WHICH ARE TO BE PAID BY CHECK, MADE WITHIN 30 DAYS OF OUR RECEIPT OF AN ADDRESS CHANGE (INCLUDING REQUESTS TO REDEEM THAT ACCOMPANY AN ADDRESS CHANGE) MUST BE IN WRITING. ADDITIONALLY, THE REQUEST MUST BE SIGNED BY EACH PERSON IN WHOSE NAME THE SHARES ARE OWNED, AND ALL SIGNATURES MUST BE GUARANTEED. (See "Signature Guarantee," page 20 and "How to Change Your Address of Record," page 23.)

   BY TELEPHONE
        If  you  have   authorized   Twentieth   Century  to  accept   telephone
   instructions, you may redeem your shares by telephone. ONCE MADE, YOUR TELEPHONE REQUEST MAY NOT BE MODIFIED OR CANCELLED.
        If you call before the close of the New York Stock Exchange, usually 3 p.m. Central time, you will receive that day's closing price.
        (Before calling, read "Additional Information About Redemptions," page 22.)

   BY MAIL
        Your written instructions to redeem shares may be in any one of the following forms:

       o A redemption form, available from Twentieth Century.
       o A letter to Twentieth Century.
       o An assignment form or stock power.
       o An endorsement on the back of your negotiable stock certificate, if you have one.

        ONCE MAILED TO TWENTIETH CENTURY, THE REDEMPTION REQUEST IS IRREVOCABLE AND MAY NOT BE MODIFIED OR CANCELLED.
        If you have authorized Twentieth Century to accept written instructions from any one registered owner without a signature guarantee, only one signature is required on your written redemption request and it need not be guaranteed.
        If you have NOT elected this special service, all signatures must be guaranteed. (See "Signature Guarantee," page 20.) The request must be signed by each person in whose name the shares are registered; for example, in the case of joint ownership, each owner must sign.
        All signatures should be exactly as the name appears in the registration. If the owner's name appears in the registration as Mary Elizabeth Jones, she should sign that way and not as Mary E. Jones.
        (Before writing, see "Additional Information About Redemptions," page
   22.)

   BY CHECK-A-MONTH
        Twentieth Century's Check-A-Month plan automatically redeems enough shares each month to provide you with a check for a minimum of $25. To set up a Check-A-Month plan, call Twentieth Century for instructions.
        Shares will be redeemed on the 20th day of each month or the next business day, and your check will be mailed the next day. If your monthly checks exceed the dividends, interest and capital appreciation on your shares, the payments will deplete your investment.
        Amounts paid to you by Check-A-Month are not a return on your investment. They are derived from the redemption of shares in your account, and you must report on your income tax return gains or losses that you realize.
        You may specify a Check-A-Month when you make your first investment. If you order a Check-A-Month thereafter, then, as in any redemption, the request for a Check-A-Month or any increase in amount must be signed by all owners with their signatures guaranteed unless Twentieth Century has been authorized to accept instructions from any one owner, by telephone or in writing without a signature guarantee.
        You may request that the Check-A-Month be sent to an address other than the address of record at the time of your first investment. Thereafter, a request to send a Check-A-Month to an address other than the address of record must be signed by all owners, with their signatures guaranteed.
        Twentieth Century may terminate the Check- A-Month at any time, upon notice to you, and you likewise may terminate it or change the amount of the Check-A-Month, by notice to Twentieth Century in writing or by telephone. Termination or change will become effective within five business days following receipt of your instruction.
        Your Check-A-Month plan may begin anytime after you have owned your shares for 15 days.

SIGNATURE GUARANTEE
        When a signature guarantee is required, each signature MUST be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency or savings association as defined by federal law. The institution providing the guarantee must use a signature guarantee ink stamp or medallion which states "Signature(s) Guaranteed" and be signed in the name of the guarantor by an authorized person with that person's title and the date. Twentieth Century may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program.
        Shareholders living abroad may acknowledge their signatures before a U.S. consular officer. Military personnel in foreign countries may acknowledge their signatures before officers authorized to take acknowledgements; e.g., legal officers and adjutants.
        Twentieth Century may waive the signature guarantee on a redemption of $5,000 or less if it is able to verify the signatures of all registered owners from its account records. Twentieth Century reserves the right to amend or discontinue this waiver policy at any time and, with regard to a particular redemption transaction, to require a signature guarantee at its discretion.

   REDEMPTION PROCEEDS
        Redemption proceeds may be sent to you:

   BY MAIL
        If your redemption check is mailed, it is usually mailed on the second business day after receipt of your redemption request, but not later than seven days afterwards. When a redemption occurs shortly after a recent purchase made by check, Twentieth Century may hold the redemption proceeds beyond seven days but only until the purchase check clears, which may take up to 15 days or more. No interest is paid on the redemption proceeds after the redemption and before the check is mailed. IF YOU ANTICIPATE REDEMPTIONS SOON AFTER YOU PURCHASE YOUR SHARES, YOU ARE ADVISED TO WIRE FUNDS TO AVOID DELAY.
        Except  for a direct  transfer  of  proceeds  from an IRA or 403(b) to a custodian of another IRA or 403(b), and as noted below, all checks will be made payable to the registered owner of the shares and will be mailed only to the ADDRESS OF RECORD.
        If you would like a redemption check made payable to someone other than the registered owner of the shares and/or mailed to an address other than the address of record, your request to redeem must (1) be made in writing; (2) include an instruction to make the check payable to someone other than the registered owner of the shares and/or mail it to an address other than the address of record; and (3) be signed by all registered owners with their signatures guaranteed. (See "Signature Guarantee," on this page.) Redemptions from UGMA/UTMA accounts and from certain types of retirement accounts, such as IRA, 403(b) and qualified retirement plan accounts, will not be eligible for this special service. If you would like to use this special service but are not certain that a redemption from your account is eligible, please call Twentieth Century prior to submitting your request. (See "Telephone Services," page 22.)

   BY WIRE AND ELECTRONIC
   FUNDS TRANSFER
        You may authorize Twentieth Century to transmit redemption proceeds by wire or electronic funds transfer. These services will be effective 30 days after Twentieth Century receives the authorization.
        Proceeds from the redemption of shares will normally be transmitted on the first business day, but not later than the seventh day, following the date of redemption.
        Your bank usually will receive wired funds the day they are transmitted or the next day. Electronically transferred funds will ordinarily be received within one to seven days after transmission. Once the funds are transmitted, the time of receipt and the availability of the funds are not within Twentieth Century's control. Wired funds are subject to a charge of $10 to cover bank wire charges, which is deducted from redemption proceeds.
        If your bank account changes, you must send a new "voided" check, preprinted with your bank registration, with written instructions, including tax identification number. The change will be effective 30 days after receipt by Twentieth Century.
        Redemption proceeds will be transmitted by wire or electronic funds transfer only after Twentieth Century is satisfied that checks that paid for the shares have cleared, i.e., after 15 days have elapsed from the time of purchase, or you have furnished Twentieth Century with satisfactory proof that the check has been paid, such as a copy of the cancelled check. No interest is paid on the redemption proceeds after the redemption and before the funds are transmitted. IF YOU ANTICIPATE REDEMPTIONS WITHIN 15 DAYS AFTER YOU PURCHASE SHARES, YOU ARE ADVISED TO WIRE FUNDS TO PAY FOR YOUR PURCHASES TO AVOID DELAY.

   SPECIAL REQUIREMENTS FOR
   LARGE REDEMPTIONS
        Twentieth Century has elected to be governed by Rule 18f-1 under the Investment Company Act, which obligates each fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the fund. Although redemptions in excess of this limitation will also normally be paid in cash, Twentieth Century reserves the right to honor these redemptions by making payment in whole or in part in readily marketable securities (a "redemption-in-kind"). If payment is made in securities, the securities will be selected by the fund, will be valued in the same manner as they are in computing the fund's net asset value and will be provided to you in lieu of cash without prior notice.
         If you expect to make a large redemption and would like to avoid any possibility of being paid in securities, you may do so by providing Twentieth Century with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. Receipt of your instruction 15 days prior to the transaction provides the fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimizes the effect of the redemption on the fund and its remaining shareholders.
         Despite its right to redeem fund shares through a redemption-in-kind, Twentieth Century does not expect to exercise this option unless a fund has an unusually low level of cash to meet redemptions and/or is experiencing unusually strong demands for its cash. Such a demand might be caused, for example, by extreme market conditions that result in an abnormally high level of redemption requests concentrated in a short period of time. Absent these or similar circumstances, Twentieth Century expects redemptions in excess of $250,000 to be paid in cash in any fund with assets of more than $50 million if total redemptions from any one account in any 90-day period do not exceed one-half of 1% of the total assets of the fund.

   AUTOMATIC REDEMPTION OF SHARES
        If at any time you have a fund account (other than Giftrust) that falls into either of the following categories:

        (i) you invested the required minimum initial investment amount for the fund, currently $2,500 ($1,000 for UGMA/UTMA accounts), but due to conversions or redemptions you have made, the account now has a value of less than the minimum initial investment amount; or

        (ii) you have not invested the minimum initial investment amount, and a $50 or greater automatic monthly investment to purchase additional shares does not exist for the account;

   a notification will be sent advising you of the need to either make an investment to bring the value of the shares held in the account up to the minimum initial investment amount or to establish a $50 or greater automatic monthly investment to purchase additional shares. If the investment is not made or the automatic monthly investment is not established within 60 days from the date of notification, the shares held in the fund account will be redeemed and the proceeds from the redemption will be sent by check to your address of record.
        The automatic redemption of shares will not apply to Giftrust Investors, College Investment Program accounts in the rebalancing phase, Indivi-dual Retirement Accounts, 403(b) accounts and other types of tax-deferred retirement plan accounts. In addition, Twentieth Century reserves the right to modify its policies regarding the automatic redemption of shares, or to waive such policies in whole or in part for certain classes of investors.

   ADDITIONAL INFORMATION
   ABOUT REDEMPTIONS
        If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Twentieth Century in good order. Twentieth Century reserves the right to revise or terminate the telephone redemption privilege at any time.
        REDEMPTIONS SPECIFYING A CERTAIN DATE OR PRICE CANNOT BE ACCEPTED AND WILL BE RETURNED.
        If the shares are represented by a negotiable stock certificate, the certificate must be returned before the redemption can be effected.
        ALL REDEMPTIONS ARE MADE AND THE PRICE IS DETERMINED ON THE DAY WHEN ALL DOCUMENTATION, PROPERLY COMPLETED, IS RECEIVED BY TWENTIETH CENTURY. (See "When Share Price Is Determined," page 25.)
        Until a Giftrust matures, only the independent trustee, as the legal owner of the shares, may redeem them. The ability of the beneficiary to compel the trustee to redeem the shares is subject to the terms of the Giftrust.
        If a request to redeem is made by a corporation, partnership, trust, fiduciary, agent, or unincorporated association, Twentieth Century will require evidence satisfactory to it of the authority of the individual signing the request. Please call or write Twentieth Century for further information.
        A request to redeem shares in an IRA or 403(b) plan must be accompanied by an IRS Form W-4P and a reason for withdrawal as specified by the IRS.

   TELEPHONE SERVICES

   INVESTORS LINE
        You may reach a Twentieth Century Customer Service Representative by calling our Investors Line at 1-800-345-2021. On our Investors Line you may request information about our funds and a current prospectus, speak with a Customer Service Representative about your account, or get answers to any questions that you may have about the funds and the services we offer. In addition, if you have authorized telephone transactions in your account, you may have a Customer Service Representative help you with investment, conversion and redemption transactions.

        UNUSUAL STOCK MARKET CONDITIONS HAVE IN THE PAST RESULTED IN AN INCREASE IN THE NUMBER OF SHAREHOLDER TELEPHONE CALLS. IF YOU EXPERIENCE DIFFICULTY IN REACHING TWENTIETH CENTURY ON THE INVESTORS LINE DURING SUCH PERIODS, YOU SHOULD CONSIDER SENDING YOUR TRANSACTION INSTRUCTIONS BY MAIL, EXPRESS MAIL OR COURIER SERVICE OR USING OUR AUTOMATED INFORMATION LINE, IF YOU HAVE REQUESTED AND RECEIVED AN ACCESS CODE AND ARE NOT ATTEMPTING TO REDEEM SHARES.

   AUTOMATED INFORMATION LINE
        In addition to reaching us on our Investors Line, you may also reach us by telephone on our Automated Information Line, 24 hours a day, seven days a week, at 1-800-345-8765. By calling the Automated Information Line, you may listen to fund prices, yields and total return figures. You may also obtain an access code that will allow you to use the Automated Information Line to make investment and conversion transactions in your accounts and obtain your share balance, value and most recent transaction. REDEMPTION TRANSACTIONS CANNOT BE MADE ON THE AUTOMATED INFORMATION LINE. Please call our Investors Line at 1-800-345-2021 for more information on how to obtain an access code for our Automated Information Line.

   HOW TO CHANGE YOUR ADDRESS OF RECORD
        You may notify Twentieth Century of changes in your address of record either by writing us or calling our Investors Line. Because your address of record impacts every piece of information we send to you, you are urged to notify us promptly of any change of address. TO PROTECT YOU AND TWENTIETH CENTURY, ALL REQUESTS TO REDEEM SHARES, THE PROCEEDS OF WHICH ARE TO BE PAID BY CHECK, MADE WITHIN 30 DAYS OF OUR RECEIPT OF AN ADDRESS CHANGE (INCLUDING REQUESTS TO REDEEM THAT ACCOMPANY AN ADDRESS CHANGE) MUST BE MADE IN WRITING, SIGNED BY EACH PERSON IN WHOSE NAME THE SHARES ARE OWNED, AND ALL SIGNATURES MUST BE GUARANTEED. (See "Signature Guarantee," page 20.)

   TAX-QUALIFIED RETIREMENT PLANS
        Twentieth Century's funds are available for your tax-deferred retirement plan. Call or write Twentieth Century and request the appropriate forms for:

       o Individual Retirement Accounts (IRAs).
       o 403(b) plans for employees of public school systems and non-profit organizations.
       o Profit sharing plans and pension plans for corporations and other employers.

   HOW TO TRANSFER AN INVESTMENT
   TO A TWENTIETH CENTURY
   RETIREMENT PLAN
        It is easy to transfer your tax-deferred plan to Twentieth Century from another company or custodian. Call or write Twentieth Century for a Request to Transfer form.
        If you direct Twentieth Century to transfer funds from an existing non-retirement Twentieth Century account into a retirement account, the shares in your non-retirement account will be redeemed. The redemption proceeds will be invested in your Twentieth Century IRA or other tax-qualified retirement plan. The redemption is a taxable event resulting in a taxable gain or loss.

   COLLEGE INVESTMENT PROGRAM
        Through this special service, you can sys-tematically invest for a child's college education. You may make automatic monthly investments in any amount you choose (minimum of $50) in shares of Select Investors. As the child nears college age, or another age you select, Twentieth Century will automatically begin reallocating a predetermined percentage of your investment from shares of Select Investors to shares of our money market fund, Cash Reserve. (See Twentieth Century's Fixed Income Funds Prospectus.) The percentage of your investment that will be reallocated is based on the number of years over which you want the reallocation to occur. Call Twentieth Century for additional information about this service.

   HOW TO TRANSFER YOUR SHARES
   TO ANOTHER PERSON
        You  may  transfer  ownership  of  your  shares  to  another  person  or organization by written instructions to Twentieth Century, SIGNED BY ALL OWNERS AND WITH SIGNATURES GUARANTEED AS DESCRIBED UNDER "SIGNATURE GUARANTEE," PAGE 20. IF THE SHARES ARE REPRESENTED BY A NEGOTIABLE STOCK CERTIFICATE, THE CERTIFICATE MUST BE RETURNED WITH YOUR TRANSFER INSTRUCTIONS.

   REPORTS TO SHAREHOLDERS
        In January of each year, Twentieth Century will send shareholders in the common stock funds a cumulative statement of their account showing all transactions since the beginning of the previous year. Shareholders in the balanced fund will receive such statements, including dividend information, at the end of each calendar quarter. You may request a statement of your account activity at any time.
        Each time you invest, redeem, transfer or convert shares, Twentieth Century will send you a confirmation of the transaction. Carefully review all the information relating to the transaction to ensure that your instruction was acted on properly. Please notify Twentieth Century immediately in writing if there is an error. If you fail to provide notification of an error within 30 days of the transaction, you will be deemed to have ratified the transaction.
        No later than January 31 of each year, Twentieth Century will send you the following reports, which you may use in completing your U.S. income tax return:

        Form 1099-DIV  Reports taxable distributions during the preceding year.
                       (If you did not receive taxable distributions in the
                       previous year, you will not receive a 1099-DIV.)
        Form 1099-B    Reports proceeds paid on redemptions during the preceding
                       year.
        Form 1099-R    Reports  distributions  from IRAs and 403(b) plans during
                       the preceding year.

        At such time as prescribed by law, Twentieth Century will send you a Form 5498, which reports contributions to your IRA for the previous calendar year.
        In December of each year, Twentieth Century will send you an annual report that includes audited financial statements for the fiscal year ending the preceding October 31 and a list of securities in its portfolios on that date. In June of each year, Twentieth Century will send you a semiannual report that includes unaudited financial statements for the six months ending the preceding April 30, as well as a list of securities in its portfolios on that date. Twentieth Century does not publish interim lists of portfolio securities.
        Twentieth Century usually prepares a new prospectus on March 1 of each year. You will receive a current prospectus with the confirmation of your first investment after that date.
        Each year that an annual meeting is held you will receive a notice of the annual meeting of shareholders (and of special meetings, if any) and a proxy statement.
        BECAUSE TWENTIETH CENTURY NEEDS YOUR VOTE TO CONDUCT ITS ANNUAL MEETING OF SHAREHOLDERS, YOU ARE URGED TO RETURN YOUR PROXY.
        IT IS IMPORTANT THAT YOU NOTIFY TWENTIETH CENTURY PROMPTLY OF ANY CHANGE OF ADDRESS. (See "How to Change Your Address of Record," page 23.)

                     ADDITIONAL INFORMATION YOU SHOULD KNOW
--------------------------------------------------------------------------------

   SHARE PRICE

   WHEN SHARE PRICE IS DETERMINED
        The price of your shares is their net asset value next determined after receipt of your instruction to purchase, convert or redeem. Net asset value is determined by calculating the total value of a fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. Net asset value is determined on each day that the New York Stock Exchange is open.
        Investments and requests to redeem shares will receive the share price next determined after receipt by Twentieth Century of the investment or redemption request. For example, investments and requests to redeem shares received by Twentieth Century before the close of business on the New York Stock Exchange are effective on, and will receive the price determined, that day as of the close of the Exchange. Redemption requests received thereafter are effective on, and receive the price determined as of the close of the Exchange on, the next day the Exchange is open.
        Investments are considered received only when your check or wired funds are received by Twentieth Century. Wired funds are considered received on the day they are deposited in Twentieth Century's bank account if they are deposited before the close of business on the Exchange, usually 3 p.m. Central time.
        Investments by telephone pursuant to your prior authorization to Twentieth Century to draw on your bank account are considered received at the time of your telephone call.
        Investment and transaction instructions received by Twentieth Century on any business day by mail at its office prior to the close of business on the Exchange, usually 3 p.m. Central time, will receive that day's price. Investments and instructions received after that time, will receive the price determined on the next business day.

   HOW SHARE PRICE IS DETERMINED
        The valuation of assets for determining net asset value may be summarized as follows:
        The portfolio securities of each fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. If no sale is reported, the mean of the latest bid and asked price is used. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by the board of directors.
        Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the board of directors.
        Pursuant to a determination by Twentieth Century's board of directors that such value represents fair value, debt securities with maturities of 60 days or less are valued at amortized cost. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.
        The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the New York Stock Exchange, usually 3 p.m. Central time, if that is earlier. That value is then converted to dollars at the prevailing foreign exchange rate.

        Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the New York Stock Exchange is open. If an event were to occur after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, then that security would be valued at fair value as determined by the board of directors. Trading of these securities in foreign markets may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the New York Stock Exchange is not open and on which a fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of a fund's portfolio may be affected on days when shares of the fund may not be purchased or redeemed.

   WHERE TO FIND INFORMATION
   ABOUT SHARE PRICE
        The net asset values of Twentieth Century's funds are published in leading newspapers daily. The net asset values may also be obtained by calling Twentieth Century. (See "Telephone Services," page 22.)

   DISTRIBUTIONS
        In general, distributions from net investment income and net realized securities gains, if any, are declared and paid once a year, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the Investment Company Act.

   EQUITY FUNDS
        Distributions from investment income and from net profits realized on the sale of securities, if any, will be declared annually on or before December 31.
        THE OBJECTIVE OF THESE FUNDS IS CAPITAL APPRECIATION AND NOT THE PRODUCTION OF DIS-TRIBUTIONS. YOU MAY MEASURE THE SUCCESS OF YOUR INVESTMENT BY THE VALUE OF YOUR INVESTMENT AT ANY GIVEN TIME AND NOT BY THE DISTRIBUTIONS YOU RECEIVE.

   BALANCED FUND
        Distributions from investment income will be paid quarterly in March, June, September and December. Distributions from net profits realized on the sale of securities, if any, will be paid annually on or before December 31.

   GENERAL INFORMATION
   ABOUT DISTRIBUTIONS
        Distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 and distributions on shares purchased within the last 15 days, however, will not be paid in cash and will be reinvested. You may elect to have distributions on shares held in Individual Retirement Accounts and 403(b) plans paid in cash only if you are 59 1/2 years old or permanently and totally disabled. Distributions on shares of Giftrust accounts will not be paid in cash and will be reinvested. Distribution checks normally are mailed within seven days after the record date.
        The board of directors may elect not to distribute capital gains in whole or in part to take advantage of loss carryovers.
        A distribution on shares of a fund does not increase the value of your shares or your total return. At any given time the value of your shares includes the undistributed net gains, if any, realized by the fund on the sale of portfolio securities, and undistributed dividends and interest received, less fund expenses.

        Because such gains and dividends are included in the value of your shares, when they are distributed the value of your shares is reduced by the amount of the distribution. If you buy your shares just before the distribution, you will pay the full price for your shares, and then receive a portion of the purchase price back as a taxable distribution. (See "Taxes," on this page.)
        If  your   distribution   is  reinvested  in  additional   shares,   the
   distribution has no effect on the value of your investment; while you own more shares, the value of each share has been reduced by the amount of the distribution. Likewise, if you take your distribution in cash, the value of your shares after the record date plus the cash received is equal to the value of the shares before the record date. For example, if your shares immediately before the distribution have a value of $10, including $2 in dividends and capital gains realized by the fund during the year, and if the $2 is distributed, the value will decline to $8. If the $2 is reinvested at $8 per share, you will receive .250 shares, so that, after the distribution, you will have 1.250 shares at $8 per share, or $10, the same as before.

   TAXES
        Twentieth Century has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders it pays no income tax.
        Distributions of net investment income and net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time you have held the shares on which such distributions are paid. However, you should note that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to such shares.
        Dividends and interest received by a fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Foreign countries generally do not impose taxes on capital gains in respect of investments by non-resident investors. The foreign taxes paid by a fund will reduce its dividends.
        If more than 50% of the value of a fund's total assets at the end of each quarter of its fiscal year consists of securities of foreign corporations, the fund may qualify for and make an election with the Internal Revenue Service with respect to such fiscal year so that fund shareholders may be able to claim a foreign tax credit in lieu of a deduction for foreign income taxes paid by the fund. If such an election is made, the foreign taxes paid by the fund will be treated as income received by you.
        If a fund purchases the securities of certain foreign investment funds or trusts called passive foreign investment companies, capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long the fund holds its investment. The fund may also be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. In the alternative, the fund may elect to recognize cumulative gains on such investments as of the last day of its fiscal year and distribute it to shareholders.
        Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains. (See "General Information About Distributions," on page 26.)
        In January of the year following the distribution, Twentieth Century will send you a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes.
        Distributions may also be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax adviser about the tax status of such distributions in your own state.
        If you have not complied with certain provisions of the Internal Revenue Code and Regulations, Twentieth Century is required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the social security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. PAYMENTS REPORTED BY TWENTIETH CENTURY THAT OMIT YOUR SOCIAL SECURITY NUMBER OR TAX IDENTIFICATION NUMBER WILL SUBJECT TWENTIETH CENTURY TO A PENALTY OF $50, WHICH WILL BE CHARGED AGAINST YOUR ACCOUNT IF YOU FAIL TO PROVIDE THE CERTIFICATION BY THE TIME THE REPORT IS FILED, AND IS NOT REFUNDABLE. (See "Tax Identification Number," page 16.)
        Redemption of shares of a fund will be a taxable transaction for federal income tax purposes and shareholders will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be long term if shareholders have held such shares for a period of more than one year. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

   A TAX NOTE ABOUT GIFTRUST
        Because it is a gift of a future interest, an investment in a Giftrust does not qualify for the annual gift tax exclusion of $10,000. If you give a Giftrust, you must file a United States Gift Tax Return. If you make additional investments in subsequent years, a Gift Tax Return must be filed for each year's gift. No gift tax is payable until your cumulative gifts exceed the exemption equivalent of $600,000. The gift is applied against the exemption equivalent that would otherwise be available in the future.
        The income of the Giftrust is exempt from federal income tax until it exceeds $100; the trustee of the Giftrust files federal and Missouri income tax returns and pays the income tax out of the assets of the trust. The distribution to the beneficiary at the maturity of the Giftrust may be subject to the throwback rules under the Internal Revenue Code. The throwback rules may create additional tax liability for a beneficiary who is age 21 or older at the time the Giftrust matures. More than one trust for the same beneficiary may be subject to the provisions of the Internal Revenue Code with respect to multiple trusts.
         The tax laws applicable to trusts in general are quite complex. You should consider consulting your tax adviser before opening a Giftrust account.

   MANAGEMENT
        Under the laws of the State of Maryland, the board of directors is responsible for managing the business and affairs of Twentieth Century.

   Acting pursuant to an investment advisory agreement entered into with Twentieth Century, Investors Research Corporation ("Investors Research") serves as the investment manager of Twentieth Century. Its principal place of business is Twentieth Century Tower, 4500 Main Street, Kansas City, Missouri 64111. Investors Research has been providing investment advisory services to Twentieth Century since it was founded in 1958.
        Investors Research supervises and manages the investment portfolios of Twentieth Century and directs the purchase and sale of its investment securities. Investors Research utilizes teams of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the funds. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the funds' portfolios as they deem appropriate in pursuit of the funds' investment objectives. Individual portfolio manager members of the team may also adjust portfolio holdings of the funds as necessary between team meetings.
        The portfolio manager members of the teams managing the funds described in this prospectus and their work experience for the last five years are as follows:
        James E. Stowers III, President and Portfolio Manager, joined Twentieth Century in 1981. He is a member of the teams that manage Growth Investors, Ultra Investors, Vista Investors and Giftrust Investors.
        Robert  C. Puff  Jr.,  Executive  Vice  President  and Chief  Investment
   Officer, has been a Portfolio Manager since joining Twentieth Century in 1983. In his position as Chief Investment Officer, Mr. Puff oversees the investment activities of all of the teams that manage Twentieth Century funds.
        Charles M. Duboc, Senior Vice President and Portfolio Manager, joined Twentieth Century in August 1985, and served as Fixed Income Portfolio Manager from that time until April 1993. In April 1993, Mr. Duboc joined Twentieth Century's equity investment efforts. He is a member of the team that manages Select Investors, Heritage Investors and the equity portion of Balanced Investors.
        Christopher K. Boyd, Vice President and Portfolio Manager, joined Twentieth Century in March 1988 as an Investment Analyst, a position he held until December 1990. At that time he was promoted to Assistant Portfolio Manager, and then was promoted to Portfolio Manager in December 1992. He is a member of the team that manages Growth Investors and Ultra Investors.
        Glenn A. Fogle, Vice President and Portfolio Manager, joined Twentieth Century in September 1990 as an Investment Analyst, a position he held until March 1993. At that time he was promoted to Portfolio Manager. He is a member of the team that manages Vista Investors and Giftrust Investors. Prior to September 1990, Mr. Fogle served as a consultant to Pexco, Inc.
        Derek Felske, Vice President and Portfolio Manager, joined Twentieth Century in September 1993 as a Portfolio Manager. He is a member of the team that manages Growth Investors and Ultra Investors. Prior to joining Twentieth Century, Mr. Felske served as a member of the portfolio management team of RCM Capital Management, a San Francisco, California-based investment management firm, a position he held from May 1991 to September 1993. From September 1989 to May 1991, Mr. Felske attended the University of Pennsylvania-Wharton School of Business, where he obtained an MBA in finance.
        Nancy B. Prial, Vice President and Portfolio Manager, joined Twentieth Century in February 1994 as a Portfolio Manager. She is a member of the team that manages Select Investors, Heritage Investors and the equity portion of Balanced Investors. For more than four years prior to joining Twentieth Century, Ms. Prial served as Senior Vice President and Portfolio Manager at Frontier Capital Management Company, Boston, Massachusetts.
        Norman E. Hoops, Senior Vice President and Fixed Income Portfolio Manager, joined

   Twentieth Century as Vice President and Portfolio Manager in November 1989. In April 1993, he became Senior Vice President. He is a member of the team that manages Limited-Term Bond, Intermediate-Term Bond, Long-Term Bond and the fixed income portion of Balanced Investors.
        Robert V. Gahagan, Vice President and Portfolio Manager, has worked for Twentieth Century since May 1983. He became a Portfolio Manager in December 1991. Prior to that he served as Assistant Portfolio Manager. He is a member of the team that manages Cash Reserve, U.S. Governments Short-Term and U.S. Governments Intermediate-Term.
        Laurie S. Kirby, Vice President and Portfolio Manager, has worked for Twentieth Century since March 1987. She became a Portfolio Manager in December 1991. Prior to that she served as Assistant Portfolio Manager. She is a member of the team that manages Tax-Exempt Short-Term, Tax-Exempt Intermediate-Term and Tax-Exempt Long-Term.
        The activities of Investors Research are subject only to directions of Twentieth Century's board of directors. Investors Research pays all the expenses of Twentieth Century except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.
        For the services provided to Twentieth Century, Investors Research receives an annual fee of 1% of the average net assets of each series of shares offered by this prospectus. On the first business day of each month, each series of shares pays a management fee to the manager for the previous month at the rate specified. The fee for the previous month is calculated by multiplying the applicable fee for such series by the aggregate average daily closing value of the series' net assets during the previous month, and further multiplying that product by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).
        The management fees paid by the funds to Investors Research may be higher than that paid by many investment companies. However, most if not all of such companies also pay in addition certain of their own expenses, while virtually all of Twentieth Century's expenses except as specified above are paid by Investors Research.
        Twentieth Century Services, Inc., 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend-paying agent for Twentieth Century. It provides facilities, equipment and personnel to
   Twentieth Century, and is paid for such services by Investors Research. Certain record-keeping services that would otherwise be performed by Twentieth Century Services, Inc., may be performed by an insurance company or other entity providing similar services for various retirement plans using shares of Twentieth Century as a funding medium or by broker dealers for their customers investing in shares of Twentieth Century. Investors Research may elect to enter into a contract to pay them for such services.
        From time to time, special services may be offered to shareholders who maintain higher share balances in the funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by Investors Research.
        Investors Research and Twentieth Century Services, Inc. are both wholly owned by Twentieth Century Companies, Inc. James E. Stowers Jr., chairman of the board of Twentieth Century Investors, controls Twentieth Century Companies by virtue of his ownership of a majority of its common stock.

   FURTHER INFORMATION
   ABOUT TWENTIETH CENTURY
        Twentieth   Century   Investors,   Inc.  was  organized  as  a  Maryland
   corporation on July 2, 1990. The corporation commenced operations on February 28, 1991, the date it merged with

   Twentieth Century Investors, Inc., a Delaware corporation which had been in business since October 1958. Pursuant to the terms of the Agreement and Plan of Merger dated July 27, 1990, the Maryland corporation was the surviving entity and continued the business of the Delaware corporation with the same officers and directors, the same shareholders and the same investment objectives, policies and restrictions.
        Twentieth  Century  is a  diversified,  open-end  management  investment company whose shares are presently held by more than 1.5 million shareholders. Its business and affairs are managed by its officers under the direction of its board of directors.
        The principal office of Twentieth Century is Twentieth Century Tower, 4500 Main Street, P.O. Box 419200, Kansas City, Missouri 64141-6200. All inquiries may be made by mail to that address, or by phone to 1-800-345-2021. (For local Kansas City area or international callers: 816-531-5575.)
        Twentieth Century issues 16 series of $.01 par value shares. The assets belonging to each series of shares are held separately by the custodian, and in effect each series is a separate fund.
        Each share, irrespective of series, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except for those matters which must be voted on separately by the series of shares affected.  Matters  affecting  only one  series  are voted  upon only by that series.
        Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining less-than-50% of the shares will not be able to elect any person or persons to the board of directors.
        Unless required by the Investment Company Act, it will not be necessary for Twentieth Century to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of directors or the appointment of auditors. However, pursuant to Twentieth Century's by-laws, the holders of shares representing at least 10% of the votes entitled to be cast may request Twentieth Century to hold a special meeting of shareholders. Twentieth Century will assist in the communication with other shareholders.
        TWENTIETH CENTURY RESERVES THE RIGHT TO CHANGE ANY OF ITS POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.

                                                      Twentieth Century
                                                        Investors, Inc.


                                                    Equity Funds Prospectus

                                                         March 1, 1995
                                                     Revised June 1, 1995


[company logo]
------------------------------
P.O. Box 419200
------------------------------
Kansas City, Missouri
------------------------------
64141-6200
------------------------------
1-800-345-2021 or 816-531-5575
------------------------------

                                                        [company logo]
--------------------------------------------------------------------------------
SH-BKT-3130
9505

(C) 1995 Twentieth Century Services, Inc.  Recycled

                       TWENTIETH CENTURY INVESTORS, INC.

                     SUPPLEMENT TO INSTITUTIONAL PROSPECTUS

                        Supplement dated January 2, 1996

                         Prospectus dated March 1, 1995

--------------------------------------------------------------------------------

     The disclosure set forth below replaces the first paragraph on page 2 of the Institutional Prospectus:
     SELECT INVESTORS AND HERITAGE INVESTORS seek capital growth. The funds intend to pursue their investment objectives by investing primarily in common stocks of companies that are considered by management to have better-than-average prospects for appreciation. As a matter of fundamental policy, 80% of the assets of Select Investors and of Heritage Investors must be invested in securities of companies that have a record of paying dividends or have committed themselves to the payment of regular dividends, or otherwise produce income.

     The following paragraph replaces the first paragraph under the heading "Select Investors, Heritage Investors" on page 9 of the Institutional
Prospectus:
     Securities of companies chosen for Select Investors and Heritage Investors are chosen primarily for their growth potential. Additionally, as a matter of fundamental policy, 80% of the assets of Select Investors and of Heritage Investors must be invested in securities of companies that have a record of paying dividends or have committed themselves to the payment of regular dividends or otherwise produce income. The remaining 20% of fund assets may be invested in any otherwise permissible securities that the manager believes will contribute to the funds' stated investment objectives. The income payments of equity securities chosen are only a secondary consideration; therefore, the income return that Select and Heritage provide may not be significant. Otherwise, Select and Heritage follow the same investment techniques described below for Growth, Ultra and Vista.

     The following paragraph replaces the third paragraph under the heading "Select Investors, Heritage Investors" on page 9 of the Institutional
Prospectus:
     Because of its size, and because it invests primarily in securities that pay dividends or are committed to the payment of dividends, Select may be expected to be the least volatile of the common stock funds described in this prospectus.

     The disclosure set forth below modifies the section "Management" beginning on page 24 of the Institutional Prospectus. A new subheading titled "Investment Management" is hereby added immediately below the heading "Management" on page
24. The following paragraph is added after the first paragraph on page 25.
     In June 1995, Twentieth Century Companies, Inc. ("TCC"), the parent of Investors Research, acquired Benham Management International, Inc. In the acquisition, Benham Management Corporation ("BMC"), the investment adviser to the Benham Group of Mutual Funds, became a wholly owned subsidiary of TCC. Certain employees of BMC will be providing investment management services to Twentieth Century funds, while certain Twentieth Century employees will be providing investment management services to Benham funds.

     The following two paragraphs are added after the first paragraph on page 26 of the Institutional Prospectus.
     DAVID W. SCHROEDER joined Benham in 1990. He currently maintains principal management responsibility for nine Benham funds. Mr. Schroeder is a member of the team that manages U.S. Governments Short-Term and U.S. Governments Intermediate-Term.
     AMY O'DONNELL joined Benham in 1987, becoming a member of its portfolio department in 1988. In 1992 she assumed her current position as a portfolio manager of three Benham funds. She is a member of the team that manages Cash Reserve.

     The following two paragraphs replace the sixth paragraph appearing on page 26 of the Institutional Prospectus.

CODE OF ETHICS
     Twentieth Century and Investors Research have adopted a Code of Ethics (the "Code") that restricts personal investing practices by employees of Investors Research and its affiliates. Among other provisions, the Code requires that employees with access to information about the purchase or sale of securities in the funds' portfolios obtain preclearance before executing personal trades. With respect to portfolio managers and other investment personnel, the Code prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage those funds.

TRANSFER AND ADMINISTRATIVE SERVICES
     Twentieth Century Services, Inc., 4500 Main Street, Kansas City, Missouri 64111, acts as transfer, administrative services and dividend-paying agent for Twentieth Century. It provides facilities, equipment and personnel to Twentieth Century, and is paid for such services by Investors Research. Certain record-keeping services that would otherwise be performed by Twentieth Century Services, Inc., may be performed by an insurance company or other entity providing similar services for various retirement plans using shares of Twentieth Century as a funding medium or by broker-dealers for their customers investing in shares of Twentieth Century. Investors Research may elect to enter into a contract to pay them for such services.


                                                        P.O. Box 419385
                                                  Kansas City, Missouri [company
                       IN-SPL-4169                           64141-6385    logo]
                              9601       1-800-345-3533 or 816-531-5575

                                Twentieth Century
                                 Investors, Inc.

                            Institutional Prospectus

                                    MARCH 1,
                                      1995


                              Revised June 1, 1995
--------------------------------------------------------------------------------
      Twentieth Century Investors, Inc., a member of the Twentieth Century family of funds, offers 16 no-load mutual funds covering a variety of investment opportunities. Twelve of the funds are described in this prospectus. The investment objectives of the funds are listed on the inside cover of the prospectus.


NO-LOAD MUTUAL FUNDS

      Twentieth Century's funds are "no-load" investments, which means there are no sales charges or commissions. Twentieth Century has no 12b-1 plan or other deferred sales charges.
      This prospectus is intended for participants in employer-sponsored retirement or savings plans. One or more of the funds described herein is available as an investment option in your employer's plan. There is no minimum investment requirement for plan participants. Other prospectuses containing information on the funds offered by Twentieth Century and information on how to open personal and other types of investment accounts are available by calling Twentieth Century at the number shown at right.
      This prospectus gives you information about Twentieth Century that you should know before investing. You should read this prospectus carefully and retain it for future reference. Additional information is included in the statement of additional information dated March 1, 1995, and filed with the Securities and Exchange Commission. It is incorporated in this prospectus by reference. To obtain a copy without charge, call or write:

                        Twentieth Century Investors, Inc.
                       4500 Main Street o P.O. Box 419385
                           Kansas City, MO 64141-6385
                                 1-800-345-3533
                         Local and international calls:
                                  816-531-5575
                     Telecommunications device for the deaf:
                                 1-800-345-1833
                            In Missouri: 816-753-0700


--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       INVESTMENT OBJECTIVES OF THE FUNDS
--------------------------------------------------------------------------------
EQUITY FUNDS

SELECT INVESTORS
HERITAGE INVESTORS
  seek capital growth. The funds intend to pursue their investment objectives by investing primarily in common stocks of companies that are considered by management to have better-than-average prospects for appreciation. As a matter of fundamental policy, such companies must have a record of paying or have committed themselves to the payment of regular dividends.


GROWTH INVESTORS
ULTRA INVESTORS
VISTA INVESTORS
  seek capital growth. The funds intend to pursue their investment objectives by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation.


BALANCED FUND

BALANCED INVESTORS
  seeks capital growth and current income. It is management's intention to maintain approximately 60% of the fund's assets in common stocks that are considered by management to have better-than-average prospects for appreciation and the balance in bonds and other fixed income securities.


FIXED INCOME FUNDS

CASH RESERVE
  is a money market fund which seeks to obtain maximum current income consistent with the preservation of principal and maintenance of liquidity. The fund intends to pursue its investment objective by investing substantially all of its assets in a portfolio of money market instruments and maintaining a weighted average maturity of not more than 90 days.
      An investment in Cash Reserve is neither insured nor guaranteed by the U.S. government and there can be no assurance that the fund will be able to maintain a stable net asset value per share.

U.S. GOVERNMENTS SHORT-TERM
  seeks income. The fund intends to pursue its investment objective by investing in securities of the United States government and its agencies and maintaining a weighted average maturity of three years or less.

U.S. GOVERNMENTS INTERMEDIATE-TERM
  seeks a competitive level of income. The fund intends to pursue its investment objective by investing in securities of the United States government and its agencies and maintaining a weighted average maturity of three to 10 years.

LIMITED-TERM BOND
  seeks income. The fund intends to pursue its investment objective by investing in bonds and other debt obligations and maintaining a weighted average maturity of five years or less.

INTERMEDIATE-TERM BOND
  seeks a competitive level of income. The fund intends to pursue its investment objective by investing in bonds and other debt obligations and maintaining a weighted average maturity of three to 10 years.

LONG-TERM BOND
  seeks a high level of income. The fund intends to pursue its investment objective by investing in bonds and other debt obligations and maintaining a weighted average maturity of 10 years or greater.


There is no assurance that the funds will achieve their respective objectives.
--------------------------------------------------------------------------------
NO PERSON IS AUTHORIZED BY TWENTIETH CENTURY INVESTORS, INC. TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY THE COMPANY, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------



Transaction and Operating Expense Table........................4
Financial Highlights...........................................5

                INFORMATION REGARDING THE FUNDS

INFORMATION ABOUT INVESTMENT
   POLICIES OF THE FUNDS.......................................9
   Equity Funds................................................9
      Select and Heritage Investors............................9
      Growth, Ultra and Vista Investors........................9
   Balanced Fund..............................................10
      Balanced Investors......................................10
   Fixed Income Funds.........................................11
      Cash Reserve............................................11
      U.S. Governments Short-Term.............................11
      U.S. Governments Intermediate-Term......................11
      Limited-Term Bond.......................................12
      Intermediate-Term Bond..................................12
      Long-Term Bond..........................................12
FUNDAMENTALS OF
   FIXED INCOME INVESTING.....................................13
OTHER INVESTMENT PRACTICES....................................15
   Portfolio Turnover.........................................15
   Repurchase Agreements......................................15
   Derivative Securities......................................15
   Portfolio Lending..........................................16
   Foreign Securities.........................................16
   Forward Currency Exchange Contracts........................17
   When-Issued Securities.....................................18
   Rule 144A Securities.......................................18
   Interest Rate Futures Contracts and
      Options Thereon.........................................18
   Short Sales................................................19
PERFORMANCE ADVERTISING.......................................19

               HOW TO INVEST WITH TWENTIETH CENTURY

TWENTIETH CENTURY FAMILY OF FUNDS.............................21
INVESTING IN TWENTIETH CENTURY................................21
HOW TO CONVERT YOUR INVESTMENT
   FROM ONE TWENTIETH CENTURY
   FUND TO ANOTHER............................................21

HOW TO REDEEM SHARES..........................................21
   Special Requirements for
      Large Equity Fund Redemptions...........................21
TELEPHONE SERVICES............................................22
   Investors Line.............................................22
   Automated Information Line.................................22

                 ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE...................................................23
   When Share Price Is Determined.............................23
   How Share Price Is Determined..............................23
   Where to Find Information
      About Share Price.......................................24
DISTRIBUTIONS.................................................24
   Equity Funds...............................................24
   Balanced Fund..............................................24
   Fixed Income Funds.........................................24
TAXES.........................................................24
MANAGEMENT....................................................24
FURTHER INFORMATION
   ABOUT TWENTIETH CENTURY....................................26


                                     TRANSACTION AND OPERATING EXPENSE TABLE
-----------------------------------------------------------------------------------------------------

                                                                     Intermediate-    Cash Reserve,
                                           Select,                    Term Bond,    U.S. Governments
                                          Heritage,                      U.S.        Short-Term
                                        Growth, Ultra,                Governments         and
                                          Vista and      Long-Term    Intermediate-   Limited-Term
                                          Balanced         Bond        Term              Bond
SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Load Imposed
      on Purchases                           none          none         none            none
     Maximum Sales Load Imposed
      on Reinvested Dividends                none          none         none            none
     Deferred Sales Load                     none          none         none            none
     Redemption Fee                          none          none         none            none
     Exchange Fee                            none          none         none            none
ANNUAL FUND OPERATING EXPENSES
     (as a percentage of net assets)
     Management Fees                        1.00%          .80%         .75%            .70%
     12b-1 Fees                              none          none         none            none
     Other Expenses*                        0.00%         0.00%        0.00%           0.00%
     Total Fund Operating Expenses          1.00%          .80%         .75%            .70%


     Example

     You would pay the
     following expenses
     on a $1,000 investment,    1 year     $  10           $ 8          $ 8             $ 7
     assuming (1) a 5% annual   3 years       32            26           24              22
     return and (2) redemption  5 years       55            44           42              39
     at the end of
     each time period:         10 years      122            99           93              87

     The purpose of the table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the shares of Twentieth Century offered by this prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by Securities and Exchange Commission regulations.

     NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

  *Other expenses, the fees and expenses of those directors who are not "interested persons" as defined in the Investment Company Act, were 0.0014 of 1% of average net assets for the most recent fiscal year.


                                                         FINANCIAL HIGHLIGHTS
                                            (For a share outstanding throughout the period)
------------------------------------------------------------------------------------------------------------------------------------
    The Financial Highlights for each of the periods presented (except as noted) have been audited by Baird, Kurtz & Dobson, independent certified public accountants, whose report thereon appears in the corporation's annual report which is incorporated by reference into the statement of additional information.  The annual report contains additional performance information and will be available upon request and without charge.

                                             INCOME FROM
                                         INVESTMENT OPERATIONS                                     DISTRIBUTIONS
                              -----------------------------------------    ---------------------------------------------------------
                                             Net Realized                            Distributions    Distributions
                                                 and                                    from Net       in Excess of
                   Net Asset       Net       Unrealized        Total        Dividends   Realized       Net Realized
                     Value,     Investment      Gains           from        from Net    Gains on         Gains on
                    Beginning     Income      (Losses) on    Investment    Investment   Security        Security           Total
                    of Period     (Loss)      Securities     Operations      Income    Transactions    Transactions    Distributions


Select Investors
    Year Ended Oct. 31,
    1985             $22.35      $  .56        $ 4.04          $ 4.60         $(.465)         --              --          $ (.465)
    1986              26.48         .43          9.01            9.44          (.515)         --              --            (.515)
    1987              35.40         .33           .80            1.13          (.380)    $(3.462)             --           (3.842)
    1988              32.69         .64          1.37            2.01          (.481)     (6.367)             --           (6.848)
    1989              27.85        1.10          7.74            8.84          (.707)         --              --            (.707)
    1990              35.98         .62         (1.29)           (.67)        (1.116)         --              --           (1.116)
    1991              34.19         .63          8.17            8.80          (.652)     (1.551)             --           (2.203)
    1992              40.79         .53           .34             .87          (.653)     (1.823)             --           (2.476)
    1993              39.18         .46          7.94            8.40          (.495)     (1.313)         $(.016)          (1.824)
    1994              45.76         .40         (3.59)          (3.19)         (.432)     (4.466)             --           (4.898)

Heritage Investors
    Nov. 10, 1987 (inception)
    through Oct. 31,
    1988            $  5.00        $.06         $1.16           $1.22         $(.013)         --              --           $(.013)
    Year Ended Oct. 31,
    1989               6.21         .08          1.93            2.01          (.066)         --              --            (.066)
    1990               8.15         .10          (.94)           (.84)         (.065)     $(.691)             --            (.756)
    1991               6.55         .11          2.04            2.15          (.110)         --              --            (.110)
    1992               8.59         .10           .72             .82          (.113)         --              --            (.113)
    1993               9.30         .07          2.43            2.50          (.093)      (.679)             --            (.772)
    1994              11.03         .07          (.21)           (.14)         (.068)      (.500)         $(.006)           (.574)

Growth Investors
    Year Ended Oct. 31,
    1985            $ 12.29       $ .17        $ 1.85          $ 2.02         $(.153)         --              --          $ (.153)
    1986              14.16         .12          5.37            5.49          (.182)         --              --            (.182)
    1987              19.47         .01          1.30            1.31          (.086)    $(5.076)             --           (5.162)
    1988              15.62         .30           .13             .43          (.046)     (3.460)             --           (3.506)
    1989              12.54         .08          5.14            5.22          (.320)         --              --            (.320)
    1990              17.44         .09         (2.05)          (1.96)         (.079)      (.592)             --            (.671)
    1991              14.81         .04          8.47            8.51          (.111)      (.891)             --           (1.002)
    1992              22.32        (.02)         1.35            1.33          (.013)         --              --            (.013)
    1993              23.64         .06          1.94            2.00             --       (.353)         $(.013)           (.366)
    1994              25.27         .06           .48             .54          (.056)     (2.764)          (.002)          (2.822)
                                                                                                             (table continued below)




(table continued)
                                                              RATIOS/SUPPLEMENTAL DATA
                                            -------------------------------------------------------
                                                            Ratio of Net                    Net
                                               Ratio of      Investment                   Assets,
                   Net Asset                   Operating       Income                      End of
                     Value,                    Expenses       (Loss) to     Portfolio     Period
                     End of        Total      to Average       Average      Turnover        (in
                     Period      Return(1)    Net Assets     Net Assets       Rate      thousands)

Select Investors
    Year Ended Oct. 31,
    1985             $26.48       20.96%         1.01%          2.5%         119%      $1,142,911
    1986              35.40       36.13%         1.01%          1.6%          85%       1,978,449
    1987              32.69        3.47%         1.00%          1.1%         123%       2,416,527
    1988              27.85        7.31%         1.00%          2.2%         140%       2,366,730
    1989              35.98       32.59%         1.00%          3.4%          93%       2,720,968
    1990              34.19       (2.03%)        1.00%          1.8%          83%       2,953,030
    1991              40.79       27.05%         1.00%          1.7%          84%       4,163,105
    1992              39.18        1.76%         1.00%          1.4%          95%       4,534,264
    1993              45.76       22.20%         1.00%          1.1%          82%       5,159,963
    1994              37.67       (7.37%)        1.00%          1.0%         126%       4,277,843

Heritage Investors
    Nov. 10, 1987 (inception)
    through Oct. 31,
    1988            $  6.21       25.75%         1.00%(2)       1.4%(2)      130%(2)    $  55,389
    Year Ended Oct. 31,
    1989               8.15       32.65%         1.00%          1.3%         159%         116,880
    1990               6.55      (11.62%)        1.00%          1.6%         127%         198,999
    1991               8.59       33.25%         1.00%          1.5%         146%         268,891
    1992               9.30        9.65%         1.00%          1.1%         119%         368,651
    1993              11.03       28.64%         1.00%           .7%         116%         701,504
    1994              10.32       (1.13%)        1.00%           .7%         136%         896,763

Growth Investors
    Year Ended Oct. 31,
    1985             $14.16       16.64%         1.01%          1.3%         116%      $  759,874
    1986              19.47       39.09%         1.01%           .6%         105%         964,742
    1987              15.62        9.32%         1.00%           .2%         114%       1,187,933
    1988              12.54        3.18%         1.00%          2.4%         143%       1,228,587
    1989              17.44       42.74%         1.00%           .5%          98%       1,596,571
    1990              14.81      (11.72%)        1.00%           .6%         118%       1,696,667
    1991              22.32       60.64%         1.00%           .2%          69%       3,193,381
    1992              23.64        5.96%         1.00%          (.1%)         53%       4,471,882
    1993              25.27        8.48%         1.00%           .2%          94%       4,641,187
    1994              22.99        2.66%         1.00%           .3%         100%       4,363,476

(1) Actual total return for period indicated.
(2) Annualized.


                                                    FINANCIAL HIGHLIGHTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

                                              INCOME FROM
                                         INVESTMENT OPERATIONS                                    DISTRIBUTIONS
                                ---------------------------------------    ---------------------------------------------------------
                                              Net Realized                             Distributions   Distributions
                                                  and                                    from Net      in Excess of
                    Net Asset      Net        Unrealized       Total       Dividends     Realized      Net Realized
                     Value,     Investment      Gains          from        from Net      Gains on       Gains on
                    Beginning     Income      (Losses) on    Investment    Investment    Security       Security           Total
                    of Period     (Loss)      Securities     Operations     Income     Transactions    Transactions    Distributions

Ultra Investors
    Year Ended Oct. 31,
    1985            $  6.57      $ .01         $  .55          $  .56             --         --             --                 --
    1986               7.13        .00           1.94            1.94         $(.010)        --             --            $ (.010)
    1987               9.06       (.07)          (.22)           (.29)         (.007)        --             --              (.007)
    1988               8.76       (.02)          1.38            1.36             --    $(3.258)            --             (3.258)
    1989               6.86        .19           2.58            2.77             --         --             --                 --
    1990               9.63       (.03)          (.73)           (.76)         (.196)     (.947)            --             (1.143)
    1991               7.73       (.03)          7.86            7.83             --      (.028)            --              (.028)
    1992              15.53       (.05)          (.02)           (.07)            --         --             --                 --
    1993              15.46       (.09)          6.24            6.15             --         --             --                 --
    1994              21.61       (.03)          (.42)           (.45)            --         --             --                 --

Vista Investors
    Year Ended Oct. 31,
    1985            $  4.43      $(.01)        $  .27            $.26         $(.009)        --             --            $ (.009)
    1986               4.68       (.02)          2.22            2.20             --         --             --                 --
    1987               6.88       (.05)          (.45)           (.50)            --     $(.651)            --              (.651)
    1988               5.73        .01            .63             .64             --      (.462)            --              (.462)
    1989               5.91       (.03)          2.87            2.84          (.012)        --             --              (.012)
    1990               8.74       (.01)         (1.76)          (1.77)            --      (.693)            --              (.693)
    1991               6.28       (.02)          4.27            4.25             --         --             --                 --
    1992              10.53       (.04)           .52             .48             --         --             --                 --
    1993              11.01       (.07)          1.95            1.88             --      (.641)        $(.006)             (.647)
    1994              12.24       (.08)           .45             .37             --      1.663)         (.012)            (1.675)

Balanced Investors
    Oct. 20, 1988 (inception)
    through Oct. 31,
    1988             $10.22       $.01          $(.10)          $(.09)            --         --             --                 --
    Year Ended Oct. 31,
    1989              10.13        .37           1.71            2.08         $(.372)        --             --             $(.372)
    1990              11.84        .41           (.62)           (.21)         (.417)    $(.320)            --              (.737)
    1991              10.89        .38           4.22            4.60          (.384)        --             --              (.384)
    1992              15.11        .33           (.23)            .10          (.322)        --             --              (.322)
    1993              14.89        .38           1.62            2.00          (.375)        --             --              (.375)
    1994              16.52        .42           (.58)           (.16)         (.416)        --             --              (.416)
                                                                                                             (table continued below)


(table continued)
                                                               RATIOS/SUPPLEMENTAL DATA
                                              ------------------------------------------------------
                                                            Ratio of Net                    Net
                                               Ratio of      Investment                   Assets,
                   Net Asset                  Operating        Income                      End of
                     Value,                    Expenses       (Loss) to     Portfolio     Period
                     End of        Total      to Average       Average      Turnover        (in
                     Period      Return(1)    Net Assets     Net Assets       Rate       thousands)

Ultra Investors
    Year Ended Oct. 31,
    1985            $  7.13        8.52%         1.01%           .1%          100%      $ 385,614
    1986               9.06       27.22%         1.01%           --            99%        314,462
    1987               8.76       (3.23%)        1.00%          (.5%)         137%        235,865
    1988               6.86       19.52%         1.00%          (.3%)         140%        258,320
    1989               9.63       40.37%         1.00%          2.2%          132%        346,593
    1990               7.73       (9.02%)        1.00%          (.3%)         141%        330,005
    1991              15.53      101.51%         1.00%          (.5%)          42%      2,147,654
    1992              15.46        (.45%)        1.00%          (.4%)          59%      4,275,200
    1993              21.61       39.78%         1.00%          (.6%)          53%      8,037,417
    1994              21.16       (2.08%)        1.00%          (.1%)          78%     10,344,273

Vista Investors
    Year Ended Oct. 31,
    1985            $  4.68        5.84%         1.01%          (.2%)         174%       $ 99,371
    1986               6.88       47.00%         1.01%          (.3%)         121%        159,889
    1987               5.73       (7.70%)        1.00%          (.7%)         123%        187,272
    1988               5.91       11.41%         1.00%           .2%          145%        206,434
    1989               8.74       48.19%         1.00%          (.4%)         125%        263,876
    1990               6.28      (22.17%)        1.00%          (.1%)         103%        340,621
    1991              10.53       67.67%         1.00%          (.3%)          92%        622,140
    1992              11.01        4.55%         1.00%          (.4%)          87%        829,678
    1993              12.24       17.71%         1.00%          (.6%)         133%        847,470
    1994              10.94        4.16%         1.00%          (.8%)         111%        792,343

Balanced Investors
    Oct. 20, 1988 (inception)
    through Oct. 31,
    1988             $10.13        (.88%)        1.00%(2)       4.4%(2)        99%(2)     $ 2,786
    Year Ended Oct. 31,
    1989              11.84       20.94%         1.00%          4.2%          171%         30,156
    1990              10.89       (2.10%)        1.00%          3.8%          104%         66,407
    1991              15.11       42.92%         1.00%          3.1%          116%        254,884
    1992              14.89         .63%         1.00%          2.4%          100%        654,123
    1993              16.52       13.64%         1.00%          2.4%           95%        705,698
    1994              15.94        (.93%)        1.00%          2.7%           94%(3)     703,866

 (1) Actual total return for period indicated.
 (2) Annualized.
 (3) The portfolio turnover rate of the equity and fixed income components of the portfolio was 109% and 66%, respectively.



                                                    FINANCIAL HIGHLIGHTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

                                             INCOME FROM
                                         INVESTMENT OPERATIONS                                   DISTRIBUTIONS
                                ----------------------------------------   ---------------------------------------------------------
                                              Net Realized                              Distributions   Distributions
                                                  and                                    from Net       in Excess of
                    Net Asset      Net        Unrealized        Total        Dividends    Realized      Net Realized
                     Value,     Investment      Gains           from         from Net     Gains on       Gains on
                    Beginning     Income      (Losses) on    Investment     Investment    Security       Security          Total
                    of Period     (Loss)      Securities     Operations       Income    Transactions    Transactions   Distributions

Cash Reserve(4)
  Mar. 1, 1985 (inception)
  through Oct. 31,
    1985              $1.00      $.05          $.002           $.05           $(.048)      $(.002)          --            $(.050)
  Year Ended Oct. 31,
    1986               1.00       .06           .001            .06            (.062)       (.001)          --             (.063)
    1987               1.00       .06             --            .06            (.056)          --           --             (.056)
    1988               1.00       .07             --            .07            (.065)          --           --             (.065)
    1989               1.00       .08             --            .08            (.083)          --           --             (.083)
    1990               1.00       .07             --            .07            (.074)          --           --             (.074)
    1991               1.00       .06             --            .06            (.058)          --           --             (.058)
    1992               1.00       .04             --            .04            (.037)          --           --             (.037)
    1993               1.00       .02             --            .02            (.023)          --           --             (.023)
    1994               1.00       .03             --            .03            (.032)          --           --             (.032)

U.S. Governments
Short-Term(5)
  Year Ended Oct. 31,
    1985             $ 9.68     $1.00          $ .27          $1.27           $(.997)          --           --            $(.997)
    1986               9.95       .87            .27           1.14            (.871)      $(.056)          --             (.927)
    1987              10.16       .79           (.49)           .30            (.792)       (.122)          --             (.914)
    1988               9.55       .81           (.13)           .68            (.816)          --           --             (.816)
    1989               9.42       .84           (.10)           .74            (.843)          --           --             (.843)
    1990               9.32       .79           (.24)           .55            (.789)          --           --             (.789)
    1991               9.08       .63            .33            .96            (.635)          --           --             (.635)
    1992               9.41       .44            .20            .64            (.441)          --           --             (.441)
    1993               9.61       .36           (.26)           .10            (.036)          --           --             (.036)
    1994               9.67       .40           (.40)            --            (.402)          --           --             (.402)

U.S. Governments
Intermediate-Term
  Mar. 1, 1994
  (inception) through
Oct. 31, 1994        $10.00      $.34          $(.45)        $ (.11)          $(.343)          --           --            $(.343)



                                                             RATIOS/SUPPLEMENTAL DATA
                                              ----------------------------------------------------
                                                            Ratio of Net                    Net
                                               Ratio of      Investment                   Assets,
                   Net Asset                   Operating       Income                      End of
                     Value,                    Expenses       (Loss) to     Portfolio     Period
                     End of        Total      to Average       Average      Turnover        (in
                     Period      Return(1)    Net Assets     Net Assets       Rate      thousands)

Cash Reserve(4)
  Mar. 1, 1985 (inception)
  through Oct. 31,
    1985                   $1.00    7.60%(2)     1.01%(2)       7.00%(2)       --          $26,528
  Year Ended Oct. 31,
    1986                    1.00    6.46%        1.01%          5.83%          --          134,958
    1987                    1.00    5.75%        1.00%          5.80%          --          447,917
    1988                    1.00    6.73%        1.00%          6.52%          --          488,781
    1989                    1.00    8.66%        1.00%          8.35%          --          639,115
    1990                    1.00    7.67%        1.00%          7.40%          --          953,687
    1991                    1.00    5.95%         .97%(3)       5.75%          --        1,236,309
    1992                    1.00    3.74%         .98%(3)       3.62%          --        1,487,961
    1993                    1.00    2.30%        1.00%          2.30%          --        1,256,012
    1994                    1.00    3.21%         .80%          3.18%          --        1,298,982

U.S. Governments
Short-Term(5)
  Year Ended Oct. 31,
    1985                  $ 9.95   13.68%        1.01%         10.10%         573%        $ 98,847
    1986                   10.16   11.89%        1.01%          8.54%         464%         254,714
    1987                    9.55    3.14%        1.00%          8.10%         468%         335,601
    1988                    9.41    7.44%        1.00%          8.60%         578%         440,380
    1989                    9.32    8.36%        1.00%          9.10%         567%         443,475
    1990                    9.08    6.28%        1.00%          8.64%         620%         455,536
    1991                    9.41   10.99%         .99%(3)       6.88%         779%         534,515
    1992                    9.61    6.85%         .99%(3)       4.62%         391%         569,430
    1993                    9.67    4.45%        1.00%          3.73%         413%         511,981
    1994                    9.27     .07%         .81%          4.17%         470%         396,753

U.S. Governments
Intermediate-Term
  Mar. 1, 1994
  (inception) through
    Oct. 31, 1994          $9.55   (1.01%)        .75%(2)       5.43%(2)      205%          $6,280

(1) Actual total return for period indicated, unless otherwise noted.
(2) Annualized.
(3) Expenses  are shown net of  management  fees  waived  by  Investors  Research Corporation for low-balance account fees collected during period.
(4) The data presented has been restated to give effect to a 100 shares for 1 stock split in the form of a stock dividend that occurred on November 13, 1993.
(5) The data presented has been restated to give effect to a 10 shares for 1 stock split in the form of a stock dividend that occurred on November 13, 1993.

                                                   FINANCIAL HIGHLIGHTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

                                             INCOME FROM
                                         INVESTMENT OPERATIONS                                  DISTRIBUTIONS
                                 --------------------------------------    ---------------------------------------------------------
                                             Net Realized                              Distributions   Distributions
                                                 and                                     from Net       in Excess of
                    Net Asset      Net        Unrealized        Total       Dividends    Realized       Net Realized
                     Value,     Investment      Gains           from        from Net     Gains on        Gains on
                    Beginning     Income      (Losses) on    Investment    Investment    Security        Security          Total
                    of Period     (Loss)      Securities     Operations      Income    Transactions    Transactions    Distributions

Limited-Term Bond
  Mar. 1, 1994
  (inception) through
  Oct. 31, 1994      $10.00     $.31         $(.32)            $(.01)        $(.312)         --           --              $(.312)

Intermediate-Term Bond
  Mar. 1, 1994
  (inception) through
  Oct. 31, 1994      $10.00     $.34         $(.47)            $(.13)        $(.337)         --           --              $(.337)

Long-Term Bond(4)
  Mar. 2, 1987 (inception)
  through Oct. 31,
    1987             $10.00   $  .48       $ (1.05)            $(.57)        $(.475)         --           --              $(.475)
  Year Ended Oct. 31,
    1988               8.96      .84           .23              1.07          (.836)         --           --               (.836)
    1989               9.18      .82           .36              1.18          (.819)         --           --               (.819)
    1990               9.54      .80          (.64)              .16          (.796)     $(.006)          --               (.802)
    1991               8.90      .75           .66              1.41          (.746)         --           --               (.746)
    1992               9.56      .63           .35               .98          (.622)         --           --               (.622)
    1993               9.92      .66          1.88              2.54          (.662)     (1.587)          --              (2.249)
    1994              10.21      .58         (1.12)             (.54)         (.576)      (.186)          --               (.762)
                                                                                                             (table continued below)


(table continued)
                                                              RATIOS/SUPPLEMENTAL DATA
                                              ----------------------------------------------------
                                                            Ratio of Net                    Net
                                               Ratio of      Investment                   Assets,
                   Net Asset                   Operating       Income                      End of
                     Value,                    Expenses       (Loss) to     Portfolio     Period
                     End of        Total      to Average       Average      Turnover        (in
                     Period      Return(1)    Net Assets     Net Assets       Rate      thousands)

Limited-Term Bond
  Mar. 1, 1994
  (inception) through
  Oct. 31, 1994       $9.68        (.08%)         70%(2)      4.79%(2)         48%         $4,375

Intermediate-Term Bond
  Mar. 1, 1994
  (inception) through
  Oct. 31, 1994       $9.53       (1.24%)        .75%(2)      5.23%(2)         48%         $4,262

Long-Term Bond(4)
  Mar. 2, 1987 (inception)
  through Oct. 31,
    1987              $8.96       (8.63%)(2)    1.00%(2)      8.10%(2)        146%(2)      $9,403
  Year Ended Oct. 31,
    1988               9.19       12.31%        1.00%         9.15%           280%         25,788
    1989               9.54       13.51%        1.00%         8.83%           216%         62,302
    1990               8.90        1.93%        1.00%         8.81%            98%         77,270
    1991               9.56       16.44%         .96%(3)      8.06%           219%        114,342
    1992               9.92       10.40%         .98%(3)      6.30%           186%        154,031
    1993              10.21       11.81%         1.00%        6.54%           113%        172,120
    1994               8.91       (5.47%)         .88%        6.07%            78%        121,012

 (1) Actual total return for period indicated, unless otherwise noted.
 (2) Annualized.
 (3) Expenses are shown net of management fees waived by Investors Research Corporation for low-balance account fees collected during period.
 (4)  The data presented has been restated to give effect to a 10 shares for 1 stock split in the form of a stock dividend that occurred on November 13, 1993.


                         INFORMATION REGARDING THE FUNDS
--------------------------------------------------------------------------------

INFORMATION ABOUT INVESTMENT
POLICIES OF THE FUNDS
       Twentieth Century has adopted certain investment restrictions applicable to the funds that are set forth in the statement of additional information. Those restrictions, as well as the investment objectives of the funds, identified on the inside front cover page of this prospectus, and any other investment policies designated as "fundamental" in this prospectus or in the statement of additional information, cannot be changed without shareholder approval. The funds have implemented additional investment policies and practices to guide their activities in the pursuit of their respective investment objectives. These policies and practices, which are described throughout this prospectus, are not designated as fundamental policies and may be changed without shareholder approval.
       The descriptions that follow are designed to help you choose the fund that best fits your investment objectives. You may want to pursue more than one objective by investing in more than one of these funds.

  EQUITY FUNDS
       All of Twentieth Century's equity funds and the equity portion of the portfolio of Balanced Investors seek capital growth by investing in securities, primarily common stocks, that meet certain fundamental and technical standards of selection and have, in the opinion of Twentieth Century's management, better-than-average potential for appreciation. So long as a sufficient number of such securities is available, Twentieth Century intends to stay fully invested in these securities regardless of the movement of stock prices generally. In most circumstances, the funds' actual level of cash and cash equivalents will fluctuate between 0% and 10% of total assets with 90% to 100% of its assets committed to equity and equity equivalent investments. The funds may purchase securities only of companies that have a record of at least three years continuous operation.

  SELECT INVESTORS
  HERITAGE INVESTORS
       Securities of companies chosen for Select and Heritage Investors are chosen primarily for their growth potential. Additionally, as a matter of fundamental policy, the companies must have a record of paying, or must have committed themselves to the payment of, regular dividends. Their income payments are only a secondary consideration; therefore, the income return that Select and Heritage provide may not be significant. Other-wise, Select and Heritage follow the same investment techniques described below for Growth, Ultra and Vista.
       Since Select is one of the largest of Twentieth Century's funds and Heritage is substantially smaller, Select will invest in shares of larger companies with larger share trading volume, and Heritage will tend to invest in smaller companies with smaller share trading volume. However, the two funds are not mutually exclusive, and a given security may be owned by both funds. For the reasons stated below under the caption "Growth, Ultra and Vista Investors," it should be expected that Heritage will be more volatile and subject to greater short-term risk and long-term opportunity than Select.
       Because of its size, and because it can invest only in securities that pay dividends or are committed to the payment of dividends, Select may be expected to be the least volatile of the common stock funds described in this prospectus.

  GROWTH INVESTORS
  ULTRA INVESTORS
  VISTA INVESTORS
       Management selects, for the portfolios of Growth, Ultra and Vista, securities of companies whose earnings and revenue trends meet management's standards of selection. They then determine to which of the three funds the selected securities would most contribute.
       Large, established companies are generally allocated to Growth. Medium-sized and smaller companies are allocated to Ultra and Vista. As of February 1, 1995, the size of the companies (as reflected by their capitalizations) held by the funds is as follows:

                                            Median Capitalization
                                              of Companies Held
================================================================================
  Growth Investors                              $7,658,739,000
  Ultra Investors                               $1,946,368,000
  Vista Investors                               $  623,861,000
================================================================================

       The median capitalization of the companies in a given fund may change over time. In addition, the criteria outlined above are not mutually exclusive, and a given security may be owned by more than one of the funds.
       The size of the fund and of its portfolio companies tends to give each fund its own characteristics of volatility and risk. These differences come about because developments such as new or improved products or methods, which would be relatively insignificant to a large portfolio company, may have a substantial impact on the earnings and revenues of a small company and create a greater demand and a higher value forits shares. However, a new product failure which could readily be absorbed by a large portfolio company can cause a rapid decline in the value of the shares of a smaller company. Hence, it could be expected that funds investing in smaller companies would be more volatile than funds investing in larger companies.

  BALANCED FUND

  BALANCED INVESTORS
       Balanced Investors seeks capital growth and current income. Selection of securities for the equity portion of its portfolio is discussed under "Equity Funds," page 9.
       Since a portion of the fund's portfolio will be invested in fixed income securities, the opportunity for capital appreciation may be expected to be less than with Twentieth Century's funds that invest primarily in common stocks.
       Management intends to maintain approximately 40% of the fund's assets in fixed income securities with a minimum of 25% of that amount in fixed income senior securities. The fixed income securities in the fund will be chosen based on their level of income production and price stability. The fund may invest in a diversified portfolio of debt and other fixed-rate securities payable in United States currency. These may include obligations of the United States government, its agencies and instrumentalities; corporate securities (bonds, notes, preferreds and convertible issues), and sovereign government, municipal, mortgage-backed and other asset-backed securities.
       There are no maturity restrictions on the fixed income securities in which the fund invests. Under normal market conditions the weighted average portfolio maturity will be in the three- to 10-year range. The management will actively manage the portfolio, adjusting the weighted average portfolio maturity in response to expected interest rates. During periods of rising interest rates, a shorter weighted average maturity may be adopted in order to reduce the effect of bond price declines on the fund's net asset value. When interest rates are falling and bond prices rising, a longer weighted average portfolio maturity may be adopted.
       It is management's intention to invest the fund's fixed income holdings in high-grade securities. At least 80% of fixed income assets will be invested in securities which at the time of purchase are rated within the three highest categories by a nationally recognized statistical rating organization [at least A by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corp.
  (S&P)].
       The remaining portion of the fixed income assets may be invested in issues in the fourth highest category (Baa by Moody's or BBB by S&P), or, if not rated, are of equivalent investment quality as determined by the management and which, in the opinion of management, can contribute meaningfully to the fund's results without compromising its objectives. Such issues might include a lower-rated issue where research suggests the likelihood of a rating increase; or a convertible issue of a company deemed attractive by the equity management team. According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P's belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions or changing circumstances. (See "Fundamentals of Fixed Income Investing," page 13 and "An Explanation of Fixed Income Securities Ratings" in the statement of additional information.)


  FIXED INCOME FUNDS
       For an explanation of the securities ratings referred to in the discussion of our fixed income funds, see "An Explanation of Fixed Income Securities Ratings" in the statement of additional information.


  CASH RESERVE
       Cash Reserve seeks to obtain a level of current income consistent with preservation of capital and maintenance of liquidity. Cash Reserve is designed for investors who want income and no fluctuation in their principal.
       Cash Reserve expects, but cannot guarantee, that it will maintain a constant share price of $1.00. The fund follows industry-standard guidelines on the quality and maturity of its investments, purchasing only securities having remaining maturities of not more than 13 months and by maintaining a weighted average portfolio maturity of not more than 90 days.
       Cash Reserve invests substantially all of its assets in a diversified portfolio of U.S. dollar denominated high-quality money market instruments, consisting of:
  (1) Securities issued or guaranteed by the U.S.
      government and its agencies and instrumentalities. (For a description of such securities, see "U.S. Governments Short-Term," on this page.)
  (2) Commercial Paper.
  (3) Certificates of Deposit and Euro Dollar Certificates of Deposit.
  (4) Bankers' Acceptances.
  (5) Short-term notes, bonds, debentures, or other debt instruments.
  (6) Repurchase agreements.
      These classes of securities may be held in any proportion, and such proportion may vary as market conditions change.
      All portfolio holdings are limited to those which at the time of purchase have a short-term rating of A-1 by S&P or P-1 by Moody's, or if they have no short-term rating are issued or guaranteed by an entity having a long-term rating of at least AA by S&P or Aa by Moody's.

  U.S. GOVERNMENTS SHORT-TERM
  U.S. GOVERNMENTS INTERMEDIATE-TERM
       These funds seek to provide a competitive level of income and limited price volatility by investing in securities of the United States government and its agencies.
       The two funds differ in the weighted average maturities of their portfolios and accordingly in their degree of risk and level of income. Generally, the longer the weighted average maturity of a fund's portfolio, the higher the yield and the greater the price volatility.
       U.S. Governments Short-Term will maintain a weighted average portfolio maturity of three years or less. The fund is designed for investors who can accept some fluctuation in principal in order to earn a higher level of current income than is generally available from money market securities, but who do not want as much price volatility as is inherent in longer-term securities.
       U.S. Governments Intermediate-Term will maintain a weighted average portfolio maturity of three to 10 years. The fund is designed for investors seeking a higher level of current income than is generally available from shorter-term government securities and who are willing to accept a greater degree of price fluctuation.

       The market value of the securities in which U.S. Governments Short-Term and U.S. Governments Intermediate-Term invest will fluctuate, and accordingly, the value of your shares will vary from day to day. (See "Fundamentals of Fixed Income Investing," page 13.)
       Both funds may invest in (1) direct obligations of the United States, such as Treasury bills, notes and bonds, which are supported by the full faith and credit of the United States, and (2) obligations (including mortgage-related securities) issued or guaranteed by agencies and instrumentalities of the United States government that are established under an act of Congress. The securities of some of these agencies and instrumentalities, such as the Government National Mortgage Association, are guaranteed as to principal and interest by the U.S. Treasury, and other securities are supported by the right of the issuer, such as the Federal Home Loan Banks, to borrow from the Treasury. Other obligations, including those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality.
       Mortgage-related securities in which the funds may invest include collateralized mortgage obligations ("CMOs") issued by a United States agency or instrumentality. A CMO is a debt security that is collateralized by a portfolio or pool of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of mortgages or securities.
       The market value of mortgage-related securities, even those in which the underlying pool of mortgage loans is guaranteed as to the payment of principal and interest by the United States government, is not insured. When interest rates rise, the market value of those securities may decrease in the same manner as other debt, but when interest rates decline, their market value may not increase as much as other debt instruments because of the prepayment feature inherent in the underlying mortgages. If such securities are purchased at a premium, the fund will suffer a loss if the obligation is prepaid. Prepayments will be reinvested at prevailing rates, which may be less than the rate paid by the prepaid obligation.
       For the purpose of determining the weighted average portfolio maturity of the funds, management shall consider the maturity of a mortgage-related security to be the remaining expected average life of the security. The average life of such securities is likely to be substantially less than the original maturity as a result of prepayments of principal on the underlying mortgages, especially in a declining interest rate environment. In determining the remaining expected average life, management makes assumptions regarding prepayments on underlying mortgages. In a rising interest rate environment, those prepayments generally decrease, and may decrease below the rate of prepayment  assumed by  management  when  purchasing  those  securities.  Such slowdown may cause the remaining maturity of those securities to lengthen, which will increase the relative volatility of those securities and, hence, the fund holding the securities. (See "Fundamentals of Fixed Income Investing," page 13.)

  LIMITED-TERM BOND
  INTERMEDIATE-TERM BOND
  LONG-TERM BOND
       These funds seek to provide investors with income through investments in bonds and other debt instruments.
       The three funds differ in the weighted average maturities of their portfolios and accordingly in their degree of risk and level of income. Generally, the longer the weighted average maturity, the higher the yield and the greater the price volatility.
       Limited-Term Bond will invest primarily in investment grade corporate securities and other debt instruments and will maintain, under normal market conditions, a weighted average maturity of five years or less. The fund is designed for investors seeking a competitive level of current income with limited price volatility.
       Intermediate-Term Bond will invest primarily in investment grade corporate securities and other debt instruments and will maintain, under normal market conditions, a weighted average maturity of three to 10 years. The fund is designed for investors seeking a higher level of current income than is generally available from shorter-term corporate and government securities and who are willing to accept a greater degree of price fluctuation.
       Long-Term Bond will invest primarily in investment grade corporate bonds and other debt instruments and will, under normal market conditions, maintain a weighted average portfolio maturity of 10 years or greater. The fund is designed for investors whose primary goal is a level of current income higher than is generally provided by money market or short- and intermediate-term securities and who can accept the generally greater price volatility associated with longer-term bonds.
       The value of the shares of all three of these funds will vary from day to day. (See "Fundamentals of Fixed Income Investing," on this page.)
       Under normal market conditions, each fund will maintain at least 65% of the value of its total assets in investment grade bonds and other debt instruments. Under normal market conditions, each of the funds may invest up to 35% of its assets, and for temporary defensive purposes up to 100% of its assets, in short-term money market instruments.
       Management will actively manage the portfolios, adjusting the weighted average portfolio maturities as necessary in response to expected changes in interest rates. During periods of rising interest rates, the weighted average maturity of a fund may be moved to the shorter end of its maturity range in order to reduce the effect of bond price declines on the fund's net asset value. When interest rates are falling and bond prices rising, the weighted average portfolio maturity may be moved toward the longer end of its maturity range.
       To achieve their objectives, the funds will invest in diversified portfolios of high- and medium-grade debt securities payable in United States currency. The funds will invest in securities which at the time of purchase are rated by a nationally recognized statistical rating organization or, if not rated, are of equivalent investment quality as determined by the management, as follows: short-term notes within the two highest categories (for example, at least MIG-2 by Moody's or SP-2 by S&P); corporate, sovereign government, and municipal bonds within the four highest categories (for example, at least Baa by Moody's or BBB by S&P); securities of the United States government and its agencies and instrumentalities (see the U.S. Governments funds, page 11); other types of securities rated at least P-2 by Moody's or A-2 by S&P. According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P's belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions or changing circumstances.
       As noted, each fund may invest up to 35% of its assets, and for temporary defensive purposes as determined by the manager, up to 100% of its assets in short-term money market instruments. Those instruments may include:
  (1) Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities;
  (2) Commercial Paper;
  (3) Certificates  of Deposit and Euro  Dollar  Certificates  of Deposit;
  (4) Bankers' Acceptances;
  (5) Short-term notes, bonds, debentures, or other debt instruments;
  (6) Repurchase agreements;
  and must meet the rating standards set out above. To the extent a fund assumes a defensive position, the weighted average maturity of its portfolio may not fall within the ranges stated above for the fund.

  FUNDAMENTALS OF
  FIXED INCOME INVESTING
       Over time, the level of interest rates available in the marketplace changes. As prevailing rates fall, the prices of bonds and other securities that trade on a yield basis rise. On the other hand, when prevailing interest rates rise, bond prices fall.

[bar graph]

Years to Maturity

U.S. Governments Short-Term
     Likely Maturities of Individual Holdings                            8 years
     Expected Weighted Average Portfolio Maturity Range      6 months to 4 years

U.S. Governments Intermediate-Term
     Likely Maturities of Individual Holdings                           20 years
     Expected Weighted Average Portfolio Maturity Range            4 to 10 years

Cash Reserve
     Likely Maturities of Individual Holdings                             1 year
     Expected Weighted Average Portfolio Maturity Range            0 to 6 months

Limited-Term Bond
     Likely Maturities of Individual Holdings                            8 years
     Expected Weighted Average Portfolio Maturity Range      6 months to 5 years

Intermediate-Term Bond
     Likely Maturities of Individual Holdings                           20 years
     Expected Weighted Average Portfolio Maturity Range            4 to 10 years

Long-Term Bond
     Likely Maturities of Individual Holdings                           30 years
     Expected Weighted Average Portfolio Maturity Range           10 to 20 years

--------------------------------------------------------------------------------
[bar graph]

Authorized Quality Ranges

U.S. Governments Short-Term                          AAA

U.S. Governments Intermediate-Term                   AAA

Cash Reserve                                         AA to AAA
                                                     A-1
                                                     P-1
                                                     MIG-1
                                                     SP-1

Limited-Term Bond                                    BBB to AAA
                                                     A-1 to A-2
                                                     P-1 to P-2
                                                     MIG-1 to MIG-2
                                                     SP-1 to SP-2

Intermediate-Term Bond                               BBB to AAA
                                                     A-1 to A-2
                                                     P-1 to P-2
                                                     MIG-1 to MIG-2
                                                     SP-1 to SP-2

Long-Term Bond                                       BBB to AAA
                                                     A-1 to A-2
                                                     P-1 to P-2
                                                     MIG-1 to MIG-2
                                                     SP-1 to SP-2
--------------------------------------------------------------------------------
[line graph}

Historical Yields

[Data points for line graph showing historical yields for 30-Year Treasury Bonds and 3-Month Treasury Bills for the period 1/1/90 to 1/1/95]

3-Month Treasury Bills
Qtr. ended           Yield
3/90                 8.04%
6/90                 7.99%
9/90                 7.35%
12/90                6.64%
3/91                 5.93%
6/91                 5.69%
9/91                 5.25%
12/91                3.96%
3/92                 4.14%
6/92                 3.65%
9/92                 2.74%
12/92                3.14%
3/93                 2.96%
6/93                 3.08%
9/93                 2.98%
12/93                3.06%
3/94                 3.55%
6/94                 4.22%
9/94                 4.77%
12/94                5.69%

30-Year Treasury Bonds
Qtr. ended           Yield
3/90                 8.63%
6/90                 8.40%
9/90                 8.95%
12/90                8.25%
3/91                 8.25%
6/91                 8.41%
9/91                 7.81%
12/91                7.40%
3/92                 7.96%
6/92                 7.78%
9/92                 7.38%
12/92                7.40%
3/93                 6.93%
6/93                 6.67%
9/93                 6.02%
12/93                6.35%
3/94                 7.09%
6/94                 7.61%
9/94                 7.82%
12/94                7.88%

--------------------------------------------------------------------------------
                        BOND PRICE VOLATILITY
       For a given change in interest rates, longer maturity bonds experience a greater change in price, as shown below:

                  Price of a 7%  Price of same
                   coupon bond     bond if its    Percent
       Years to   now trading   yield increases   change
       Maturity    to yield 7%      to 8%        in price
       --------------------------------------------------
        1 year      $100.00        $99.06        (0.94%)
        3 years      100.00         97.38        (2.62%)
       10 years      100.00         93.20        (6.80%)
       30 years      100.00         88.69       (11.31%)
--------------------------------------------------------------------------------

       Generally, the longer the maturity of a debt security, the higher its yield and the greater its price volatility. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.
       These factors operating in the marketplace have a similar impact on bond portfolios. A change in the level of interest rates causes the net asset value per share of any bond fund, except money market funds, to change. If sustained over time, it would also have the impact of raising or lowering the yield of the fund.
       In addition to the risk arising from fluctuating interest rate levels, debt securities are subject to credit risk. When a security is purchased, its anticipated yield is dependent on the timely payment by the borrower of each interest and principal installment. Credit analysis and resultant bond ratings take into account the relative likelihood that such timely payment will occur. As a result, lower-rated bonds tend to sell at higher yield levels than top-rated bonds of similar maturity. In addition, as economic, political and business developments unfold, lower-quality bonds, which possess lower levels of protection with regard to timely payment, usually exhibit more price fluctuation than do higher-quality bonds of like maturity.
       The investment practices of Twentieth Century's fixed income funds and the fixed income portion of the balanced fund take into account these relationships. The maturity and asset quality of each fund have implications for the degree of price volatility and the yield level to be expected from each.

OTHER INVESTMENT PRACTICES

       For additional information, see "Investment Restrictions Applicable to All Series of Shares" in the statement of additional information.

  PORTFOLIO TURNOVER
       The total portfolio turnover rates of the funds, except Cash Reserve, are shown in the Financial Highlights table on pages 5 to 8 of this prospectus.
       With respect to each series of shares, investment decisions to purchase and sell securities are based on the anticipated contribution of the security in question to the particular fund's objectives. The rate of portfolio turnover is irrelevant when management believes a change is in order to achieve those objectives and accordingly, the annual portfolio turnover rate cannot be anticipated.
       The portfolio turnover of each fund may be higher than other mutual funds with similar investment objectives. A high turnover rate involves correspondingly higher transaction costs that are borne directly by a fund. It may also affect the character of capital gains, if any, realized and distributed by a fund since short-term capital gains are taxable as ordinary income.

  REPURCHASE AGREEMENTS
       Each fund may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of that fund.
       A repurchase agreement occurs when, at the time the fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934) agrees to repurchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund's money is invested in the security.
       Since the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered a loan collaterized by the security purchased. The fund's risk is the ability of the seller to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.
       The funds will limit repurchase agreement transactions to securities issued by the United States government, its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the funds' board of directors.
       Each of the funds may invest in repurchase agreements with respect to any security in which that fund is authorized to invest, even if the remaining maturity of the underlying security would make that security ineligible for purchase by such fund. No fund will invest more than 15% (10% in the case of Cash Reserve) of its assets in repurchase agreements maturing in more than seven days.

  DERIVATIVE SECURITIES
       To the extent permitted by its investment objectives and policies, each of the funds may invest in securities that are commonly referred to as
  "derivative" securities. Certain derivative securities are more accurately described as "index/structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as Depositary Receipts, discussed under "Foreign Securities," page 16), currencies, interest rates, indexes or other financial indicators ("reference indexes"). No fund may invest in an index/structured security unless the reference index or the instrument to which it relates is an eligible investment for the fund. For example, a bond whose interest rate was indexed to the return on two-year treasury securities would be a permissible investment (assuming it met the other requirements for a fund), while a bond whose return was indexed to the price of oil would not be a permissible investment.
       The return, interest rate or, unlike most fixed income securities, the principal amount payable at maturity of an index/structured security may be increased or decreased, depending upon changes in the reference index. Index/structured securities may be positively or negatively indexed. That means that an increase in the reference index may produce an increase or decrease in the return, interest rate or value at maturity of the security.
       No purchases will be made of index/structured securities having "leverage" characteristics. This means that no investments will be made in securities whose change in return, interest rate or value at maturity is a multiple of the change in the reference index. In no event will an index/structured security be purchased if its addition to a fixed income fund's portfolio, or to the fixed income portion of Balanced Investors, would cause the expected interest rate characteristics of such fund to fall outside the expected interest rate characteristics of a fund having the same permissible weighted average portfolio maturity range that does not invest in index/structured securities.
       Because their performance is tied to a reference index, a fund investing in index/structured securities, in addition to being exposed to the credit risk of the issuer of the security, will also bear the market risk of changes in the reference index.
       The board of directors has approved management's policy regarding investments in derivative securities. That policy specifies factors that must be considered in connection with the purchase of derivative securities. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. Management will report on fund activity in derivative securities to the board of directors as necessary. In addition, the board will review management's policy for investments in derivative securities annually.

  PORTFOLIO LENDING
       In order to realize additional income, each fund may lend its portfolio securities to persons not affiliated with it and who are deemed to be creditworthy. Such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned, or by irrevocable letters of credit. During the existence of the loan, the fund must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral. The fund must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including, if applicable, the right to call the loan to enable Twentieth Century to vote the securities. Such loans may not exceed one-third of the fund's net assets taken at market. Interest on loaned securities may not exceed 10% of the annual gross income of the fund (without offset for realized capital gains). The portfolio lending policy described in this paragraph is a fundamental policy that may be changed only by a vote of Twentieth Century's shareholders.
       Twentieth Century is indemnified against loss on the loans by United States Trust Company of New York.

  FOREIGN SECURITIES
       Each of Twentieth Century's funds offered by this prospectus, except U.S. Governments Short-Term and U.S. Governments Intermediate-Term may invest an unlimited amount of its assets in the securities of foreign issuers, primarily from developed markets, when these securities meet its standards of selection. The funds may make such investments either directly in, or by purchasing Depositary Receipts ("DRs") for foreign securities. DRs are listed on an exchange or quoted in the over-the-counter market in one country but represent the shares of issuers domiciled in other countries. DRs may be sponsored or unsponsored. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter markets.
       Subject to their individual investment objectives and policies, the funds may invest in common stocks, convertible securities, preferred stocks, bonds, notes and other debt securities of foreign issuers, and debt securities of foreign governments and their agencies. The funds will limit their purchase of debt securities to investment grade obligations.
       Investments in foreign securities may present certain risks, including those resulting from fluctuations in currency exchange rates, future political and economic developments, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers.

  FORWARD CURRENCY
  EXCHANGE CONTRACTS
       Some of the foreign securities held by the funds may be denominated in foreign currencies. Other securities, such as DRs, may be denominated in U.S. dollars, but have a value that is dependent on the performance of a foreign security, as valued in the currency of its home country. As a result, the value of the funds' portfolios may be affected by changes in the exchange rates between foreign currencies and the dollar, as well as by changes in the market values of the securities themselves. The performance of foreign currencies relative to the dollar may be a factor in the overall performance of the funds.
       To  protect   against   adverse   movements  in  exchange  rates  between
  currencies, the funds may, for hedging purposes only, enter into forward currency exchange contracts. A forward currency exchange contract obligates the fund to purchase or sell a specific currency at a future date at a specific price.
       A fund may elect to enter into a forward currency exchange contract with respect to a specific purchase or sale of a security, or with respect to the fund's portfolio positions generally.
       By entering into a forward currency exchange contract with respect to the specific purchase or sale of a security denominated in a foreign currency, a fund can "lock in" an exchange rate between the trade and settlement dates for that purchase or sale. This practice is sometimes referred to as "transaction hedging." Each fund may enter into transaction hedging contracts with respect to all or a substantial portion of its foreign securities trades.
       When the manager believes that a particular currency may decline in value compared to the dollar, a fund may enter into forward currency exchange contracts to sell the value of some or all of the fund's portfolio securities either denominated in, or whose value is tied to, that currency. This practice is sometimes referred to as "portfolio hedging." A fund may not enter into a portfolio hedging transaction where it would be obligated to deliver an amount of foreign currency in excess of the aggregate value of its portfolio securities or other assets denominated in, or whose value is tied to, that currency.
       Each fund will make use of the portfolio hedging to the extent deemed appropriate by the manager. However, it is anticipated that a fund will enter into portfolio hedges much less frequently than transaction hedges.
       If a fund enters into a forward contract, the fund, when required, will instruct its custodian bank to segregate cash or liquid high-grade securities in a separate account in an amount sufficient to cover its obligation under the contract. Those assets will be valued at market daily, and if the value of the segregated securities declines, additional cash or securities will be added so that the value of the account is not less than the amount of the fund's commitment. At any given time, no more than 10% of a fund's assets will be committed to a segregated account in connection with portfolio hedging transactions.
       Predicting the relative future values of currencies is very difficult, and there is no assurance that any attempt to protect a fund against adverse currency movements through the use of forward currency exchange contracts will be successful. In addition, the use of forward currency exchange contracts tends to limit the potential gains that might result from a positive change in the relationships between the foreign currency and the U.S. dollar.

  WHEN-ISSUED SECURITIES
       Each of the funds may sometimes purchase new issues of securities on a when-issued basis without limit when, in the opinion of the manager, such purchases will further the investment objectives of the fund. The price of when-issued securities is established at the time commitment to purchase is made. Delivery of and payment for these securities typically occur 15 to 45 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of such security may decline prior to delivery, which could result in a loss to the fund. A separate account for each fund consisting of cash or high-quality liquid debt securities in an amount at least equal to the when-issued commitments will be established and maintained with the custodian. No income will accrue to the fund prior to delivery.

  RULE 144A SECURITIES
       Cash Reserve will not invest more than 10% of its assets, while each of the other funds will not invest more than 15% of its assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of fund shares), including restricted securities. Although securities which may be resold only to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933 are considered "restricted securities," each fund may purchase Rule 144A securities without regard to the percentage limits described above when those securities present an attractive investment opportunity and otherwise meet Twentieth Century's criteria of selection.
       With respect to securities eligible for resale under Rule 144A, the staff of the Securities and Exchange Commission has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the board of directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the board of directors is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the board of directors of Twentieth Century has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the manager. The board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.
       Since the secondary market for such securities is limited to certain institutional investors, the liquidity of such securities may be limited accordingly and a fund may from time to time hold a Rule 144A security that is illiquid. In such an event, Twentieth Century will consider appropriate remedies to minimize the effect on the fund's liquidity.

  INTEREST RATE FUTURES CONTRACTS
  AND OPTIONS THEREON
       The corporate bond funds may buy and sell interest rate futures contracts relating to debt securities ("debt futures," i.e., futures relating to debt securities, and "bond index futures," i.e., futures relating to indexes on types or groups of bonds) and write and buy put and call options relating to interest rate futures contracts.
       For options sold, a fund will segregate cash or high-quality debt securities equal to the value of securities underlying the option unless the option is otherwise covered.
       A fund will deposit in a segregated account with its custodian bank high-quality debt obligations maturing in one year or less, or cash, in an amount equal to the fluctuating market value of long futures contracts it has purchased, less any margin deposited on its long position. It may hold cash or acquire such debt obligations for the purpose of making these deposits.
       A fund will purchase or sell futures contracts and options thereon only for the purpose of hedging against changes in the market value of its portfolio securities or changes in the market value of securities that it may wish to include in its portfolio. A fund will enter into future and option transactions only to the extent that the sum of the amount of margin deposits on its existing futures positions and premiums paid for related options do not exceed 5% of its assets.
       Since futures contracts and options thereon can replicate movements in the cash markets for the securities in which a fund invests without the large cash investments required for dealing in such markets, they may subject a fund to greater and more volatile risks than might otherwise be the case. The principal risks related to the use of such instruments are (1) the offsetting correlation between movements in the market price of the portfolio investments (held or intended) being hedged and in the price of the futures contract or option may be imperfect; (2) possible lack of a liquid secondary market for closing out futures or option positions; (3) the need for additional portfolio management skills and techniques; and (4) losses due to unanticipated market price movements. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the securities being hedged. Such equal price changes are not always possible because the investment underlying the hedging instrument may not be the same investment that is being hedged.
        Management will attempt to create a closely correlated hedge but hedging activity may not be completely successful in eliminating market value fluctuation. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest rate trends by the management may still not result in a successful transaction. Management may be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place. (See the statement of additional information for further information about these instruments and their risks.)

  SHORT SALES
       Twentieth Century's funds described in this prospectus may engage in short sales if, at the time of the short sale, the fund owns or has the right to acquire an equal amount of the security being sold short at no additional cost. These transactions allow a fund to hedge against price fluctuations by locking in a sale price for securities it does not wish to sell immediately.
       A fund may make a short sale when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code.

  PERFORMANCE ADVERTISING
       From time to time, Twentieth Century may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return and, with respect to the fixed income funds and the balanced fund, yield and effective yield.
       Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced a fund's cumulative total return over the same period if the fund's performance had remained constant throughout.
       A quotation of yield reflects a fund's income over a stated period expressed as a percentage of the fund's share price. In the case of Cash Reserve, yield is calculated by measuring the income generated by an investment in the fund over a seven-day period (net of fund expenses). This income is then "annualized." That is, the amount of income generated by the investment over the seven-day period is assumed to be generated over each similar period each week throughout a full year and is shown as a percentage of the investment. The "effective yield" is calculated in a similar manner but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment.
       With respect to Twentieth Century's other fixed income funds and Balanced Investors, yield is calculated by adding over a 30-day (or one-month) period all interest and dividend income (net of fund expenses) calculated on each day's market values, dividing this sum by the average number of fund shares outstanding during the period, and expressing the result as a percentage of the fund's share price on the last day of the 30-day (or one-month) period. The percentage is then annualized. Capital gains and losses are not included in the calculation.
       Yields are calculated according to accounting methods that are standardized in accordance with SEC rules for all stock and bond funds. Because yield accounting methods differ from the methods used for other accounting purposes, the fund's yield may not equal the income paid on your shares or the income reported in the fund's financial statements.
       The funds may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services or Donoghue's Money Fund Report) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, fund performance may be compared to well-known indices of market performance, including the Standard & Poor's (S&P) 500 Index, the Dow Jones Industrial Average, Donoghue's Money Fund Average and the Bank Rate Monitor National Index of 2 1/2-year CD rates. Fund performance may also be compared to other funds in the Twentieth Century family. It may also be combined or blended with other funds in the Twentieth Century family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.
       All performance information advertised by the funds is historical in nature and is not intended to represent or guarantee future results. The value of fund shares when redeemed may be more or less than their original cost.

                      HOW TO INVEST WITH TWENTIETH CENTURY
--------------------------------------------------------------------------------

  TWENTIETH CENTURY FAMILY OF FUNDS
       In addition to the 16 funds offered by Twentieth Century Investors, Inc., the Twentieth Century family of funds also includes funds offered by Twentieth Century World Investors, Inc., Twentieth Century Premium Reserves, Inc. and Twentieth Century Capital Portfolios, Inc. Please call the Investors Line for a prospectus and additional information about the other funds in the Twentieth Century family of funds.

  INVESTING IN TWENTIETH CENTURY
       One or more of the funds offered by this prospectus is available as an investment option in your employer-sponsored retirement or savings plan. All orders to purchase shares must be made through your employer. The administrator of your plan or your employee benefits office can provide you with information on how to participate in your plan and how to select a Twentieth Century fund as an investment option.
       If you have questions about a fund, see "Information About Investment Policies of the Funds," page 9, or call Twentieth Century's Investors Line at 1-800-345-3533.
       Orders to purchase shares are effective on the day Twentieth Century receives payment. (See "When Share Price is Determined," page 23.)
       Twentieth Century may discontinue offering shares generally in the funds or in any particular state without notice to shareholders.

  HOW TO CONVERT YOUR
  INVESTMENT FROM ONE TWENTIETH
  CENTURY FUND TO ANOTHER
       Your plan may permit you to exchange ("convert") your investment from the shares of a fund to shares of another fund. See your plan administrator or employee benefits office for details on the rules in your plan governing conversions, or call Twentieth Century's Investors Line at 1-800-345-3533. Conversions will be accepted by Twentieth Century only as permitted by your plan.
       Conversions are made at the respective net asset values, next computed after receipt of the conversion instruction by Twentieth Century. If in any 90-day period, the total of the conversions and redemptions from any one plan participant's accounts in the equity funds or the balanced fund exceeds the lesser of $250,000 or 1% of a fund's assets, further conversions will be subject to special requirements to comply with Twentieth Century's policy on large equity fund redemptions. (See "Special Requirements for Large Equity Fund Redemptions," on this page.)

  HOW TO REDEEM SHARES
       Subject to any restrictions imposed by your employer's plan, you can sell ("redeem") your shares through the plan at their net asset value. Your plan administrator, trustee, or other designated person must provide Twentieth Century with redemption instructions. The shares will be redeemed at the net asset value next computed after receipt of the instructions in good order. (See, "When Share Price Is Determined," page 23.) If you have any questions about how to redeem, contact your plan administrator or your employee benefits office.

  SPECIAL REQUIREMENTS FOR
  LARGE EQUITY FUND REDEMPTIONS
       Twentieth Century has elected to be governed by Rule 18f-1 under the Investment Company Act, which obligates each fund to redeem shares in cash, with respect to any one participant account during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the fund. Although redemptions in excess of this limitation will also normally be paid in cash, Twentieth Century reserves the right to honor these redemptions by making payment in whole or in part in readily marketable securities (a "redemption-in-kind"). If payment is made in securities, the securities will be selected by the fund, will be valued in the same manner as they are in computing the fund's net asset value and will be provided to the redeeming plan participant in lieu of cash without prior notice.
       If you expect to make a large redemption and would like to avoid any possibility of being paid in securities, you may do so by providing Twentieth Century with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. Receipt of your instruction 15 days prior to the transaction provides the fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimizes the effect of the redemption on the fund and its remaining shareholders.
       Despite its right to redeem fund shares through a redemption-in-kind, Twentieth Century does not expect to exercise this option unless a fund has an unusually low level of cash to meet redemptions and/or is experiencing unusually strong demands for its cash. Such a demand might be caused, for example, by extreme market conditions that result in an abnormally high level of redemption requests concentrated in a short period of time. Absent these or similar circumstances, Twentieth Century expects redemptions in excess of $250,000 to be paid in cash in any fund with assets of more than $50 million if total redemptions from any one account in any 90-day period do not exceed one-half of 1% of the total assets of the fund.
       The special policies with respect to large redemptions described above apply only to the equity funds and the balanced fund. Redemptions from the fixed income funds will be paid in cash regardless of the redemption amount.

  TELEPHONE SERVICES

  INVESTORS LINE
       You may reach a Twentieth Century Customer Service Representative by calling our Investors Line at 1-800-345-3533. On our Investors Line you may request information about our funds and a current prospectus, or get answers to any questions that you may have about the funds and the services we offer.

   AUTOMATED INFORMATION LINE
       In addition to reaching us on our Investors Line, you may also reach us by telephone on our Automated Information Line, 24 hours a day, seven days a week, at 1-800-345-8765. By calling the Automated Information Line you may listen to fund prices, yields and total return figures.

                     ADDITIONAL INFORMATION YOU SHOULD KNOW
--------------------------------------------------------------------------------

  SHARE PRICE

  WHEN SHARE PRICE IS DETERMINED
       The price of your shares is their net asset value next determined after receipt of your instruction to purchase, convert or redeem. Net asset value is determined by calculating the total value of a fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. Net asset value is determined on each day that the New York Stock Exchange is open.
       Investments and requests to redeem shares will receive the share price next determined after receipt by Twentieth Century or its authorized agent of the investment or redemption request. For example, investments and requests to redeem shares received by Twentieth Century or its authorized agent before the close of business on the New York Stock Exchange, usually 3 p.m. Central time, are effective on, and will receive the price determined, that day as of the close of the Exchange. Redemption requests received thereafter are effective on, and receive the price determined as of the close of the Exchange on, the next day the Exchange is open.


  HOW SHARE PRICE IS DETERMINED
       The valuation of assets for determining net asset value may be summarized as follows:
       The portfolio securities of each fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. If no sale is reported, the mean of the latest bid and asked price is used. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by the board of directors.
       Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the board of directors.
       Pursuant to a determination by Twentieth Century's board of directors that such value represents fair value, debt securities with maturities of 60 days or less are valued at amortized cost. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.
       The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the New York Stock Exchange, usually 3 p.m. Central time, if that is earlier. That value is then converted to dollars at the prevailing foreign exchange rate.
       Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the New York Stock Exchange is open. If an event were to occur after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, then that security would be valued at fair value as determined by the board of directors. Trading of these securities in foreign markets may not take place on every New York Stock Exchange business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the New York Stock Exchange is not open and on which a fund's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of a fund's portfolio may be affected on days when shares of the fund may not be purchased or redeemed.

  WHERE TO FIND INFORMATION
  ABOUT SHARE PRICE
       The net asset values of Twentieth Century's funds are published in leading newspapers daily. The yield of Cash Reserve is published weekly in leading financial publications and daily in many local newspapers. The net asset values, as well as yield information on all of Twentieth Century's fixed income funds, may be obtained by calling Twentieth Century. (See "Telephone Services," page 22.)

  DISTRIBUTIONS
       In general, distributions from net investment income and net realized securities gains, if any, generally are declared and paid once a year, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the Investment Company Act.

  EQUITY FUNDS
       Distributions from investment income and from net profits realized on the sale of securities, if any, will be declared annually on or before December 31.
       THE OBJECTIVE OF THESE FUNDS IS CAPITAL APPRECIATION AND NOT THE PRODUCTION OF DISTRIBUTIONS. YOU MAY MEASURE THE SUCCESS OF YOUR INVESTMENT BY THE VALUE OF YOUR INVESTMENT AT ANY GIVEN TIME AND NOT BY THE DISTRIBUTIONS YOU RECEIVE.

  BALANCED FUND
       Distributions from investment income will be paid quarterly in March, June, September and December. Distributions from net profits realized on the sale of securities, if any, will be paid annually on or before December 31.

  FIXED INCOME FUNDS
       At the close of each day, including Saturdays, Sundays and holidays, net income of the fixed income funds is determined and declared as a distribution. The distribution will be paid monthly on the last Friday of each month.
       You will begin to participate in the distributions the day AFTER your purchase is effective. (See "When Share Price is Determined," page 23.) If you redeem shares, you will receive the distribution declared for the day of the redemption.
       Any net realized capital gains of the fixed income funds other than Cash Reserve will be distributed at least annually on or before December 31. Realized gains on securities in the Cash Reserve portfolio may be paid with the daily dividend. Otherwise, they will be distributed annually after October 31 and before December 31.

  TAXES
       Twentieth Century has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that because Twentieth Century distributes all of its income, it pays no income taxes.
       If you choose to use one or more of Twentieth Century's funds as an investment option in your employer-sponsored retirement or savings plan, income and capital gains distributions paid by the funds will generally not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.
       Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax adviser regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.

  MANAGEMENT
       Under the laws of the State of Maryland, the board of directors is responsible for managing the business and affairs of Twentieth Century. Acting pursuant to an investment advisory agreement entered into with Twentieth Century, Investors

  Research Corporation ("Investors Research") serves as the investment manager of Twentieth Century. Its principal place of business is Twentieth Century Tower, 4500 Main Street, Kansas City, Missouri 64111. Investors Research has been providing investment advisory services to Twentieth Century since it was founded in 1958.
       Investors Research supervises and manages the investment portfolios of Twentieth Century and directs the purchase and sale of its investment securities. Investors Research utilizes teams of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the funds. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the funds' portfolios as they deem appropriate in pursuit of the funds' investment objectives. Individual portfolio manager members of the team may also adjust portfolio holdings of the funds as necessary between team meetings.
       The portfolio manager members of the teams managing the funds described in this prospectus and their work experience for the last five years are as follows:
       James E. Stowers III, President and Portfolio Manager, joined Twentieth Century in 1981. He is a member of the teams that manage Growth Investors, Ultra Investors and Vista Investors.
       Robert C. Puff Jr., Executive Vice President and Chief Investment Officer, has been a Portfolio Manager since joining Twentieth Century in 1983. In his position as Chief Investment Officer, Mr. Puff oversees the investment activities of all of the teams that manage Twentieth Century funds.
       Charles M. Duboc, Senior Vice President and Portfolio Manager, joined Twentieth Century in August 1985, and served as Fixed Income Portfolio Manager from that time until April 1993. In April 1993, Mr. Duboc joined Twentieth Century's equity investment efforts. He is a member of the team that manages Select Investors, Heritage Investors and the equity portion of Balanced Investors.
       Christopher K. Boyd, Vice President and Portfolio Manager, joined Twentieth Century in March 1988 as an Investment Analyst, a position he held until December 1990. At that time he was promoted to Assistant Portfolio Manager, and then was promoted to Portfolio Manager in December 1992. He is a member of the team that manages Growth Investors and Ultra Investors.
       Glenn A. Fogle, Vice President and Portfolio Manager, joined Twentieth Century in September 1990 as an Investment Analyst, a position he held until March 1993. At that time he was promoted to Portfolio Manager. He is a member of the team that manages Vista Investors. Prior to September 1990, Mr. Fogle served as a consultant to Pexco, Inc.
       Derek Felske, Vice President and Portfolio Manager, joined Twentieth Century in September 1993 as a Portfolio Manager. He is a member of the team that manages Growth Investors and Ultra Investors. Prior to joining Twentieth Century, Mr. Felske served as a member of the portfolio management team of RCM Capital Management, a San Francisco, California-based investment management firm, a position he held from May 1991 to September 1993. From September 1989 to May 1991, Mr. Felske attended the University of Pennsylvania-Wharton School of Business, where he obtained an MBA in finance.
       Nancy B. Prial, Vice President and Portfolio Manager, joined Twentieth Century in February 1994 as a Portfolio Manager. She is a member of the team that manages Select Investors, Heritage Investors and the equity portion of Balanced Investors. For more than four years prior to joining Twentieth
  Century, Ms. Prial served as Senior Vice President and Portfolio Manager at Frontier Capital Management Company, Boston, Massachusetts.
       Norman E. Hoops, Senior Vice President and Fixed Income Portfolio Manager, joined Twentieth Century as Vice President and Portfolio Manager in November 1989. In April 1993, he became Senior Vice President. He is a member of the team that manages Limited-Term Bond, Intermediate-Term Bond, Long-Term Bond and the fixed income portion of Balanced Investors.

       Robert V. Gahagan, Vice President and Portfolio Manager, has worked for Twentieth Century since May 1983. He became a Portfolio Manager in December 1991. Prior to that he served as Assistant Portfolio Manager. He is a member of the team that manages Cash Reserve, U.S. Governments Short-Term and U.S. Governments Intermediate-Term.
       The activities of Investors Research are subject only to directions of Twentieth Century's board of directors. Investors Research pays all the expenses of Twentieth Century except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses.
       For the services provided to Twentieth Century, Investors Research receives an annual fee at the following rates:

     o 1% of the average net assets of Select, Heritage, Growth, Ultra, Vista and Balanced;
     o .80 of 1% of Long-Term Bond;
     o .75 of 1% of the average net assets of U.S. Governments Intermediate-Term and Intermediate-Term Bond; and
     o .70 of 1% of the average net assets of Limited-Term Bond, Cash Reserve and U.S. Governments Short-Term.

       On the first business day of each month, each series of shares pays a management fee to the manager for the previous month at the rate specified. The fee for the previous month is calculated by multiplying the applicable fee for such series by the aggregate average daily closing value of the series' net assets during the previous month, and further multiplying that product by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).
       The management fees paid by the funds to Investors Research may be higher than that paid by many investment companies. However, most if not all of such companies also pay in addition certain of their own expenses, while virtually all of Twentieth Century's expenses except as specified above are paid by Investors Research.
       Twentieth Century Services, Inc., 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend paying agent for Twentieth Century. It provides facilities, equipment and personnel to Twentieth Century, and is paid for such services by Investors Research. Certain recordkeeping services that would otherwise be performed by Twentieth Century Services, Inc. may be performed by an insurance company or other entity providing similar services for various retirement plans using shares of Twentieth Century as a funding medium or by broker dealers for their customers investing in shares of Twentieth Century. Investors Research may elect to enter into a contract to pay them for such services.
       From time to time, special services may be offered to shareholders who maintain higher share balances in the funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by Investors Research.
       Investors Research and Twentieth Century Services, Inc. are both wholly owned by Twentieth Century Companies, Inc. James E. Stowers Jr., chairman of the board of Twentieth Century Investors, controls Twentieth Century Companies by virtue of his ownership of a majority of its common stock.

  FURTHER INFORMATION
  ABOUT TWENTIETH CENTURY
       Twentieth Century Investors, Inc. was organized as a Maryland corporation on July 2, 1990. The corporation commenced operations on February 28, 1991, the date it merged with Twentieth Century Investors, Inc., a Delaware corporation which had been in business since October 1958. Pursuant to the terms of the Agreement and Plan of Merger dated July 27, 1990, the Maryland corporation was the surviving entity and continued the business of the Delaware corporation with the same officers and directors, the same shareholders and the same investment objectives, policies and restrictions.
       Twentieth Century is a diversified, open-end management investment company whose shares are presently held by more than 1.5 million shareholders. Its business and affairs are managed by its officers under the direction of its board of directors.
       The principal office of Twentieth Century is Twentieth Century Tower, 4500 Main Street, P.O. Box 419200, Kansas City, Missouri 64141-6200. All inquiries may be made by mail to that address, or by phone to 1-800-345-3533. (For local Kansas City area or international callers: 816-531-5575.)
       Twentieth Century issues 16 series of $.01 par value shares. The assets belonging to each series of shares are held separately by the custodian, and in effect each series is a separate fund.
       Each share, irrespective of series, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except those matters which must be voted on separately by the series of shares affected. Matters affecting only one series are voted upon only by that series.
       Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining less-than-50% of the shares will not be able to elect any person or persons to the board of directors.
       Unless required by the Investment Company Act, it will not be necessary for Twentieth Century to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of directors or the appointment of auditors. However, pursuant to Twentieth Century's bylaws, the holders of shares representing at least 10% of the votes entitled to be cast may request Twentieth Century to hold a special meeting of shareholders. Twentieth Century will assist in the communication with other shareholders.
       TWENTIETH CENTURY RESERVES THE RIGHT TO CHANGE ANY OF ITS POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.

                                                        Twentieth Century
                                                          Investors, Inc.

                                                     Institutional Prospectus

                                                           March 1, 1995

                                                        Revised June 1, 1995





[company logo]
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P.O. Box 419385
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Kansas City, Missouri
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64141-6385
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1-800-345-3533 or 816-531-5575
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                                                             [company logo]
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IN-BKT-3131
9505

(C) 1995 Twentieth Century Services, Inc.   Recycled